Exhibit 2.2


                            ASSET PURCHASE AGREEMENT
                            ------------------------

         This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of August 26, 2008, is entered into by and among CASTLEPOINT REINSURANCE COMPANY, LTD., a Bermuda corporation ("CPRE"), TOWER INSURANCE COMPANY OF NEW YORK, a New York corporation ("TICNY"), TOWER NATIONAL INSURANCE COMPANY, a Massachusetts corporation ("TNIC"), PRESERVER INSURANCE COMPANY, a New Jersey corporation ("PIC"), MOUNTAIN VALLEY INSURANCE COMPANY, a New Hampshire corporation ("MVIC"), and NORTHEAST INSURANCE COMPANY, a Maine corporation ("NIC" and, together with TICNY, TNIC, PIC, and MVIC, the "Purchasing Insurers"), and TOWER RISK MANAGEMENT CORP., a New York corporation ("TRM").

                                    RECITALS
                                    --------

         A. On or before the Closing Date, CPRE will have purchased from Brookfield US Corporation, a Delaware corporation ("BUSC"), 100% of the issued and outstanding shares of the common stock of HIG, Inc., a Delaware corporation ("HIG"), the ultimate parent of Hermitage Insurance Company, a New York corporation ("HIC"), and Kodiak Insurance Company, a New Jersey corporation ("KIC" and, together with HIC, the "Selling Insurers" and, together with HIG and its other direct and indirect subsidiaries, including American Resources Insurance Company, Inc., the "HIG Group") pursuant to the Stock Purchase Agreement by and among CPRE, BUSC, and HIG, dated the date hereof (the "Stock Purchase Agreement").

         B. CPRE desires to cause each member of the HIG Group, including the Selling Insurers, to sell to the Purchasing Insurers and TRM, and TRM and each Purchasing Insurer desires to acquire from the HIG Group, including the Selling Insurers, the Transferred Assets, all upon the terms and subject to the conditions set forth in this Agreement.

         C. The Purchasing Insurers and TRM each desires to make Offers of Employment to selected employees of the HIG Group, all upon the terms and subject to the conditions more fully set forth below.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

         1.1 Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in this Section 1.1.

         "Affiliate" of any Person means another Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise. For the avoidance of doubt, for the purposes of this Agreement, the Tower Entities and the CPRE Entities shall not be Affiliates.

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         "Ancillary Agreements" means (i) the Bills of Sale and General
Assignment Agreements, (ii) the Tower Guaranty; (iii) the CastlePoint Guaranty,
(iv) the assignment of the Lease Agreements, (v) the assignment of the Producer Agreements, and (vi) the amendments referred to in Sections 2.5(a) and 2.5(b).

         "Applicable Law" means any applicable order, law, statute, regulation, rule, pronouncement, ordinance, bulletin, writ, injunction, directive, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority applicable to the relevant Person, or any of such Person's respective businesses, properties or assets.

         "Bills of Sale and General Assignment Agreements" means one or more Bills of Sale and General Assignment Agreements in a form to be mutually agreed by CPRE and TRM.

         "Books and Records" means originals or copies of the administrative records, claim records, policy forms and files, sales records and files, customer lists, Producer lists, policy information and underwriting records (in whatever form maintained, including computer generated, recording or stored) owned by, in the possession of or under the control of any member of the HIG Group, including any Selling Insurer, relating to the Business, Transferred Assets, or the Employee Group.

         "Brokerage Management Agreement" means that certain Management Agreement entered into on July 1, 2007 by and between CPIC and TRM, as may be amended from time to time.

         "Business" means all the business and operations of HIG Group and each member thereof, including each of the Selling Insurers.

         "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are permitted or obligated by Applicable Law to be closed for regular banking business.

         "CastlePoint Guaranty" means the Guaranty in the form set forth at Exhibit B by which CPH guarantees to pay all amounts due by each of the CPRE Entities under this Agreement.

         "CPH" means CastlePoint Holdings, Ltd.

         "CPIC" means CastlePoint Insurance Company.

         "CPRE" has the meaning set forth in the prefatory paragraph of this Agreement.

         "CPRE Entities" means CPH and its direct and indirect subsidiaries, but excluding the Tower Entities.

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         "Closing Date" means the date on which the Closing occurs.

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Extra-Contractual Obligations" means any Liabilities or obligations not covered under the express terms and conditions of, or in excess of the policy limits under, any Insurance Contract.

         "Governmental Authority" means any foreign, domestic, federal, territorial, state or local U.S. or non-U.S. governmental authority, quasi-governmental authority, instrumentality, court or government, self-regulatory organization, administrative agency, commission, tribunal or organization or any political or other subdivision, department, branch or representative of any of the foregoing.

         "HIG Extension" means the extension of the term of each of the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements for a one-year period to begin on the date that is the first day following the expiration of the term of each such agreement as in effect on the date hereof; provided that if, prior to the first day following the expiration of the term of each such agreement as in effect on the date hereof, the Merger Agreement shall have been terminated and the Two-Year Extension shall have become effective, such extension shall be for a six-month period to begin on the date that is the first day following the expiration of the term of each such agreement as in effect on the date hereof (and prior to the Two-Year Extension); and provided, further, that each such extended agreement shall be on the same terms and conditions as in effect immediately prior to such extension, except that the provisional loss ratio will be adjusted from 61% to 58% (and the actual loss ratios will be adjusted accordingly) and the provisional ceding commission and provisional management fee will be adjusted from 34% to 37% (and the actual ceding commission and management fee will be adjusted accordingly), as applicable.

         "HIG Group" shall have the meaning set forth in the recitals to this Agreement.

         "Insurance Contracts" means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions thereof produced, issued, renewed, written, and/or delivered by each Selling Insurer.

         "Insurer Affiliate" means an Affiliate of such Person that is a duly licensed, eligible or otherwise authorized insurance company.

         "Intercompany Agreements" means those agreements described on Schedule 1.1(a).

         "Lease Agreement(s)" means the lease agreements to which any member of the HIG Group is a party.

         "Liability" or "Liabilities" means a liability, obligation, commitment, expense, claim or cause of action (of any kind or nature whatsoever, whether absolute, accrued, contingent or other, and whether known or unknown).

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         "Litigation" means any action, cause of action (whether at law or in equity), suit, proceeding, arbitration, mediation, claim or complaint by any Person, and any administrative or other similar proceeding, criminal prosecution, or investigation by any Governmental Authority.

         "Master Agreement" means that certain Master Agreement dated as of April 4, 2006, by and between Tower Parent, TICNY and TNIC, on the one hand, and CPH and CastlePoint Management Corp., on the other hand, as amended or as modified by addenda thereto.

         "Merger Agreement" means that certain Agreement and Plan of Merger, dated as of August 4, 2008, by and among Tower Parent, CPH and Ocean I Corporation.

         "Non-Renewal Notice" means a written notice provided by TRM, at the sole option of TRM, at any time following the Closing, of its election to cause any of the Selling Insurers to non-renew specified Insurance Contracts.

         "Other Liabilities" means all Liabilities of any member of the HIG Group (of any kind or nature whatsoever, whether absolute, accrued, contingent or other, and whether known or unknown), as such liabilities exist as of the Closing, that would not be an Assumed Liability or Excluded Liability but for the application of this definition.

         "Party" or "Parties" shall mean a party or the parties identified in the prefatory paragraph to this Agreement.

         "Person" means an individual, corporation, partnership, association, joint stock company, limited liability company, Governmental Authority, trust, joint venture, labor union, estate, unincorporated organization or other entity.

         "Policyholders" means each policyholder under each of the Insurance Contracts.

         "Producer Agreements" means any and all agreements, whether oral or written, between any of the Selling Insurers or any other member of the HIG Group, on the one hand, and any Producer, on the other hand, with respect to the sale or marketing of Insurance Contracts.

         "Producers" means any Person who markets, sells, solicits, negotiates, or procures, or may have marketed, sold, solicited, negotiated, or procured, any Insurance Contract by, through, or on behalf of any Selling Insurer.

         "Purchasing Insurers" shall have the meaning set forth in the recitals to this Agreement.

         "Representative" means, with respect to any Person, such Person's officers, directors, employees, agents, representatives, and Affiliates, including any investment banker, financial advisor, accountant, actuary, appraiser, analyst, consultant, legal counsel, agent, representative or expert retained by or acting on behalf of such Person or its Affiliates.

         "Selling Insurers" has the meaning set forth in the recitals to this Agreement.

         "Stock Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

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         "Taxes" means all taxes, charges, duties, fees, levies, or other similar assessments or liabilities, including all net and gross income, gross receipts, ad valorem, premium, excise, real property, personal property, windfall profit, sales, use, transfer, license, withholding, employment, payroll, profit, estimated, severance, stamp, occupation, value added, registration, environmental, workers' compensation, social security and franchise taxes imposed by the United States Internal Revenue Service or any taxing authority (whether domestic or foreign including any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)); and such term shall include any interest, fines, penalties, assessments, or additions to tax relating to, resulting from, attributable to, or incurred in connection with any such tax or any contest or dispute thereof.

         "Tower Entities" means the Tower Parent and its direct and indirect subsidiaries, but excluding the CPRE Entities.

         "Tower Guaranty" means the Guaranty in the form set forth at Exhibit C by which Tower Parent guarantees to pay all amounts due by each of the Tower Entities under this Agreement.

         "Tower Parent" means Tower Group, Inc., the ultimate parent of TRM and the Purchasing Insurers.

         "Transfer Date" means in respect of a Transferred Employee, the date on which a Transferred Employee becomes an employee of any of the Tower Entities.

         "Transferred Assets" means the properties, assets and rights of every nature, kind and description, tangible and intangible, including the Producer Agreements and the rights of the members of the HIG Group thereunder, whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired of any member of the HIG Group other than the Excluded Assets.

         "Two-Year Extension" shall have the meaning given to such term in the Merger Agreement.

         1.2 Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

                          Term                              Section
         ----------------------------------   ----------------------------------
          Allocable Amount                     2.7(d)
          Allocation Schedule                  2.7(d)
          Assumed Liabilities                  2.3
          Closing                              2.1
          CPRE Indemnified Parties             11.3(a)
          Dispute Notice                       2.10(b)
          Disputed Item                        2.10(b)
          Employee Group                       7.1
          Employment Agreement                 7.2
          Excluded Assets                      2.2(b)
          Excluded Liabilities                 2.4


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          HIG Adjustment Amount                2.10(a)
          HIG Adjustment Amount Statement      2.10(a)
          HIG Extension Anniversary Date       2.10(a)
          HIG Payment Amount Approvals         2.10(e)
          Indemnified Party                    11.4
          Indemnifying Party                   11.4
          Independent Accountant               2,10(d)
          Loss or Losses                       11.2(a)
          Non-Transferred Employees            7.1
          Offer of Employment                  7.1
          Purchase Price                       2.7(a)
          Purchaser Indemnified Parties        11.2(a)
          Purchasing Insurer Policy            2.9(b)
          Required Approvals                   8.1
          Resolution Period                    2,10(c)
          Tax Dispute Accountant               2.7(d)
          Termination Date                     10.1(b)
          Transfer Taxes                       12.9
          Transferred Employees                7.1
          Unresolved Items                     2,10(d)
          UPR Fee                              2.7(c)


                                    ARTICLE 2
                               TRANSFER OF ASSETS
                               ------------------

         2.1 The Closing. The closing of the transactions contemplated by this Agreement ("Closing") will take place as promptly as practicable following the satisfaction or waiver of the conditions set forth in Articles 8 and 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) or at such other time and place as the Parties may agree; provided that the Parties shall use their commercially reasonable efforts to cause (i) the Closing to take place immediately following and at the same location as the closing under the Stock Purchase Agreement, but in no event later than the Termination Date, and
(ii) the transactions contemplated by Article 2 of this Agreement to be deemed to be effective immediately following the effective time of the closing under the Stock Purchase Agreement.

         2.2      The Closing Transactions.

                           (a) Transferred Assets. Upon the terms and subject to
the conditions and limitations set forth in this Agreement, at the Closing, CPRE shall cause each member of the HIG Group to sell, assign and transfer to TRM or any other Tower Entity, as directed by TRM, and TRM (either directly or through one or more Tower Entities, as directed by TRM) will acquire and accept, all of the respective rights, title and interest of each member of the HIG Group in and to the Transferred Assets. All sales, assignments and transfers of the Transferred Assets to TRM or any other Tower Entity, as directed by TRM, hereunder will be evidenced by one or more Bills of Sale and General Assignment Agreements, which will be executed and delivered by each member of the HIG Group, as applicable, on the Closing Date.

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                           (b) Excluded Assets. The Transferred Assets shall not
include, or otherwise be deemed to include any of the following (collectively, the "Excluded Assets"):

                                    (i)     the Insurance Contracts;

                                    (ii) any shares of the share capital of any
member of the HIG Group or any
other equity security issued by any member of the HIG Group; and

                                    (iii) those other properties, assets and
rights expressly identified on
Exhibit A.

                           (c) Offers of Employment. On or before the Closing
Date, in accordance with Article 7, the Purchasing Insurers shall extend Offers of Employment to employees in the Employee Group selected by TRM and the Purchasing Insurers.

         2.3 Assumption of Liabilities. Upon the terms and subject to the conditions and limitations set forth in this Agreement, at the Closing, TRM or the applicable Tower Entity will assume from the applicable member of the HIG Group, as appropriate, any and all Liabilities of such Person of any kind or character to the extent relating to or arising from the ownership or use of the Transferred Assets or the Employee Group, including Transferred Employees and Non-Transferred Employees, as such Liabilities exist as of the Closing, but excluding all Excluded Liabilities, regardless of when such Liabilities may be discovered or reported ("Assumed Liabilities"), including the following
Liabilities:

                           (a) any Liability relating to any failure or alleged
failure to comply with, or any violation or alleged violation of, any Applicable Law to the extent relating to the Transferred Assets, the Employee Group, including any Transferred Employees and any Non-Transferred Employees;

                           (b) any Liability to the extent relating to any
breach of any contract or agreement included in the Transferred Assets;

                           (c) any Liability to the extent relating to any
employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, including any Liability to the extent relating to (i) any employee benefit plan or employee benefits maintained by any member of the HIG Group or any Person who was an Affiliate of the HIG Group on or prior to the Closing Date with respect to any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, (ii) the termination of any employee benefit or employee benefit plans with respect to any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, (iii) payroll and employee benefits accrued by any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, (iv) the termination of employment of any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, including, any termination of any such Person deemed to have occurred upon the consummation of the transactions contemplated by this Agreement or the Stock Purchase Agreement, or (v) any "Success Bonus", "Stay Bonus" or other bonus, profit sharing or incentive compensation payable to any Transferred Employee pursuant to any bonus plan of or maintained by any member of the HIG Group or any Person who was an Affiliate of the HIG Group on or prior to the Closing Date;

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                           (d) any Liability arising under any Producer
Agreement or to the extent relating to the Producer under any such Producer Agreement or the activities of such Producer under such Producer Agreement;

                           (e) 50% of any Other Liability; and

                           (f) any Liability for Taxes relating to or arising
from the ownership or use of the Transferred Assets, or any of the Employee Group, including the Transferred Employees and the Non-Transferred Employees prior to the Closing Date.

         2.4 Excluded Liabilities. The members of the HIG Group shall retain, and none of TRM, the Purchasing Insurers or any other Tower Entity shall assume, any Liabilities of any member of the HIG Group or any other CPRE Entity set forth in this Section 2.4, as such Liabilities exist as of the Closing and regardless of when discovered or reported (collectively, the "Excluded Liabilities"). The Excluded Liabilities shall consist of only the following
Liabilities:

                           (a) any Liability to the extent relating to the
Excluded Assets, including Liabilities relating to any Insurance Contract, whether or not in-force at the Closing, and any Liability to the extent relating to any breach of any such Insurance Contract, and all reserves for claims, including claims incurred but not reported and claims in course of settlement, expenses or unearned premium, any loss or loss adjustment expenses, and any Extra Contractual Obligations, with respect to such Insurance Contracts;

                           (b) any Liability relating to any failure or alleged
failure to comply with, or any violation or alleged violation of, any Applicable Law to the extent relating to the Excluded Assets;

                           (c) 50% of any Other Liability;

                           (d) notwithstanding anything to the contrary
contained in this Agreement, including in Section 2.3, any Liability to the extent accrued for on the "Closing Date Balance Sheet" prepared pursuant to
Section 3.3 of the Stock Purchase Agreement, including any Liabilities for Taxes and any Liabilities for any "Success Bonus", "Stay Bonus" or other bonus, profit sharing or incentive compensation payable to any member of the Employee Group; and

                           (e) any Liability for Taxes to the extent relating to
the Excluded Assets.

         2.5      Closing Deliveries.

                           (a) At the Closing, TRM and the Purchasing Insurers,
will deliver to the Selling Insurers the following:

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                                    (i) the payment of the Purchase Price in
accordance with Section 2.7;

                                    (ii) third party consents to the
assignment(s) of the Lease Agreement(s) to the extent obtained;

                                    (iii) third party consents to the
assignments of the Producer Agreements to the extent obtained;

                                    (iv) the Tower Guaranty in the form set
forth at Exhibit C executed by Tower Parent;

                                    (v) subject to any necessary regulatory
approvals, an amendment to the Brokerage Management Agreement making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the applicable Tower Entities, or, alternatively, in the absence of regulatory approval to amend the Brokerage Management Agreement, a new management agreement between the Selling Insurers and the appropriate Tower Entities to effect the intent of this Agreement and the Master Agreement and consistent in all material respects with the Master Agreement and this Agreement;

                                    (vi) subject to any necessary regulatory
approvals, an amendment to the Master Agreement making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the applicable Tower Entities; and

                                    (vii) subject to any necessary regulatory
approvals, amendments to the Intercompany Agreements making the Selling Insurers parties thereto or subject thereto, as appropriate, amending the definition of Brokerage Business in any such agreements to make it consistent with the definition of Brokerage Business in the Master Agreement, as amended pursuant to the amendment referred to above in this Section 2.5(a), to effect the intent of this Agreement and the Master Agreement, and effecting the HIG Extension, executed by the applicable Tower Entities.

                           (b) At the Closing, CPRE will deliver to TRM and the
Purchasing Insurers the following:

                                    (i) The Bills of Sale and General Assignment
Agreements executed by each member of the HIG Group, as appropriate;

                                    (ii) a list of all in-force Insurance
Contracts and a list of all Producers and Producer Agreements;

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                                    (iii) assignment(s) of the Lease
Agreement(s) executed by each member of the HIG Group, as appropriate, and any consents required in connection therewith to the extent obtained;

                                    (iv) assignment(s) of the Producer
Agreement(s) executed by each member of the HIG Group, as appropriate, and any consents required in connection therewith to the extent obtained;

                                    (v) subject to any necessary regulatory
approvals, an amendment to the Brokerage Management Agreement making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the Selling Insurers and the applicable CPRE Entities, or, alternatively, in the absence of regulatory approval to amend the Brokerage Management Agreement, a new management agreement between the Selling Insurers and the appropriate Tower Entities to effect the intent of this Agreement and the Master Agreement and consistent in all material respects with the Master Agreement and this Agreement;

                                    (vi) an amendment to the Master Agreement
making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the Selling Insurers and the applicable CPRE Entities;

                                    (vii) subject to any necessary regulatory
approvals, amendments to the Intercompany Agreements making the Selling Insurers parties thereto or subject thereto, as appropriate, amending the definition of Brokerage Business in any such agreements to make it consistent with the definition of Brokerage Business in the Master Agreement, as amended pursuant to the amendment referred to above in this Section 2.5(b), to effect the intent of this Agreement and the Master Agreement, and effecting the HIG Extension, executed by the Selling Insurers and the applicable CPRE Entities;

                                    (viii) copies of the Books and Records;

                                    (ix) such affidavits or certifications in
form and substance reasonably satisfactory to TRM as are necessary to exempt the assignment or transfer of the Transferred Assets pursuant to this Agreement or any of the Ancillary Agreements from the provisions of section 1445 of the Code;

                                    (x) the CastlePoint Guaranty in the form set
forth at Exhibit B executed by CPH; and

                                    (xi) a true and complete copy of the Stock
Purchase Agreement, including all exhibits, schedules and other ancillary materials, as then in effect, executed by each of the parties thereto.

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         2.6      Issuance of the Insurance Contracts Following the Closing.

                           (a) From and after the closing of the transactions
contemplated by the Stock Purchase Agreement and until the Closing, CPRE shall, and shall cause the CPRE Entities including the members of the HIG Group to, carry on the business of the members of the HIG Group in the usual, regular and ordinary course consistent with past practice and to use all commercially reasonable efforts to preserve intact the business of the members of the HIG Group, including their relationships with employees, Policyholders, Producers and others having business dealings with them. Without limiting the generality of the foregoing, CPRE shall, and shall cause the CPRE Entities, including the members of the HIG Group to, (i) use commercially reasonable efforts to continue to renew Insurance Contracts, and enter into new Insurance Contracts and the CPRE Entities will continue to provide the necessary capital capacity for the Selling Insurers to write the Insurance Contracts consistent with Section 2.6(b), (ii) consult and cooperate in good faith with TRM regarding the issuance of any Insurance Contracts of the types that would be managed by TRM pursuant to the Brokerage Management Agreement following the Closing, and (iii) except as required by Applicable Law, not sell, assign or transfer any Insurance Contract to any Person or grant any rights of the Selling Insurers to offer, quote and/or solicit the renewals of any of the Insurance Contracts, including the right to offer to non-renew or cancel and rewrite any of the Insurance Contracts and to solicit replacement insurance coverage, to any Person.

                           (b) On and after the Closing, except as otherwise
provided herein, each of the Selling Insurers shall continue to renew Insurance Contracts, and enter into new Insurance Contracts and the CPRE Entities will continue to provide the necessary capital capacity for the Selling Insurers to write the Insurance Contracts and for CPRE's Affiliates that are authorized insurance companies to write similar agreements of insurance, all in accordance with the ordinary course of business between the Tower Entities and the CPRE Entities, consistent with their past practice, except with respect to the amount of such capital capacity, which the Parties acknowledge and agree will be increased, as necessary, in respect of the Insurance Contracts.

                           (c) On or after the Closing, CPRE shall, at the
option and direction of TRM, cause each of the Selling Insurers not to issue any Insurance Contracts of the types managed by TRM pursuant to the Brokerage Management Agreement, except as required by Applicable Law. Except as provided in Section 2.9, from and after the Closing, except as required by Applicable Law, CPRE shall not, and shall cause the CPRE Entities and the members of the HIG Group to not, sell, assign or transfer any Insurance Contract to any Person or grant any rights of the Selling Insurers to offer, quote and/or solicit the renewals of any of the Insurance Contracts, including the right to offer to non-renew or cancel and rewrite any of the Insurance Contracts and to solicit replacement insurance coverage, to any Person, in each case, without the prior written consent of TRM and the Purchasing Insurers.

         2.7      Consideration.

                           (a) In consideration of the sale, assignment and
transfer of the Transferred Assets and the rights and agreements under Sections
2.6 and 2.9, subject to the terms and conditions of this Agreement, on the Closing Date, TRM or the Purchasing Insurers will pay or cause to be paid to CPRE or any Affiliate thereof, as CPRE may direct, an aggregate amount equal to $16,000,000 (the "Purchase Price"), and CPRE or any Affiliate thereof, as applicable, will accept and acknowledge receipt of the Purchase Price. The Purchase Price shall be paid by wire transfer in immediately available funds to an account(s) designated by CPRE prior to the Closing Date.

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                           (b) As further consideration, the Parties shall
respectively deliver those closing deliveries set forth in Section 2.5 of this Agreement.

                           (c) Subject to receipt of all Required Approvals,
CPRE shall cause the Selling Insurers to pay, to TRM an amount equal to 2.5% of the unearned premium reserve attributable to all Insurance Contracts that were in-force as of the Closing Date (the "UPR Fee"). The UPR Fee shall be paid in four equal quarterly payments commencing at the end of the first calendar quarter following the Closing Date.

                           (d) Not later than 120 days following the Closing
Date, TRM shall provide to CPRE a proposed allocation of the Purchase Price and the Assumed Liabilities (collectively, the "Allocable Amount") among the Transferred Assets. The proposed allocation shall be prepared in a manner consistent with section 1060 of the Code. For purposes of such allocation, the Assumed Liabilities included in the Allocable Amount shall be the assumed liabilities as determined for U.S. federal income tax purposes. CPRE will have ten (10) Business Days from the receipt of the proposed allocation to notify TRM if CPRE disputes the proposed allocation. If TRM has not received notice of any such dispute within such ten (10) Business Day period, the proposed allocation will become final and binding on the Parties (the "Allocation Schedule"). If, however, CPRE has delivered notice of such a dispute to TRM within such ten (10) Business Day period, TRM and CPRE shall discuss their differences with respect to the proposed allocation and attempt in good faith to resolve such differences. If the Parties are unable to resolve such differences within ten
(10) Business Days of the delivery of the notice of dispute, then Ernst & Young (the "Tax Dispute Accountant") shall be engaged to resolve such dispute; provided, that such dispute shall be resolved in favor of TRM unless the Tax Dispute Accountant determines that there is no reasonable basis for TRM's position. The allocation determined by the Tax Dispute Accountant shall become the Allocation Schedule and will be final and binding on the Parties. The fees and expenses of the Tax Dispute Accountant shall be borne equally by TRM and CPRE. CPRE, TRM and the Purchasing Insurers shall prepare and file all returns and reports with respect to Taxes, including Internal Revenue Service Form 8594 (and any replacement or successor form), in a manner consistent with the Allocation Schedule; provided that TRM's and the Purchasing Insurers' cost may differ from the Allocable Amount to reflect capitalizable costs incurred in connection with the transactions contemplated by this Agreement. Notwithstanding anything to the contrary, any final allocation pursuant to this Section 2.7(d) shall to the extent permitted by applicable law be determined consistently with the final allocation determined under Section 11.6(b) of the Stock Purchase Agreement.

         2.8 Consent of Third Parties. Notwithstanding anything to the contrary herein, this Agreement shall not constitute an agreement to assign or transfer any approval, instrument, contract, lease, permit or other property, asset, or right included in the Transferred Assets or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the approval, authorization, consent or permit of a third party would constitute a breach or violation thereof or

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affect adversely the rights of any Tower Entity, any member of the HIG Group, or any CPRE Entity thereunder; and any transfer or assignment to any Tower Entity by any member of the HIG Group of any interest under any such approval, instrument, contract, lease, permit or other property, asset or right that requires the approval, authorization, consent or permit of a third party shall be made subject to the same being obtained. In the event any such approval, authorization, consent or permit is not obtained on or prior to the Closing
Date, CPRE shall, and shall cause the members of the HIG Group to, continue to use all commercially reasonable efforts to obtain any such approval, authorization, consent or permit after the Closing Date until such time as such approval, authorization, consent or permit has been obtained, and CPRE will cooperate, and will cause the members of the HIG Group to cooperate, with the Tower Entities in any lawful arrangement to provide that the applicable Tower Entity shall receive the interest of the members of the HIG Group in the benefits under any such approval, instrument, contract, lease or permit or other property, asset or right, including performance by CPRE and/or the member of the HIG Group as agents, provided that the applicable Tower Entity shall undertake to pay or satisfy the corresponding Liabilities for the enjoyment of such benefit to the extent such Tower Entity, would have been responsible therefor hereunder if such approval, authorization, consent or permit had been obtained. Nothing in this Section 2.8 shall be deemed a waiver by TRM or any other Tower Entity of their respective rights to have received on or before the Closing an effective assignment of all of the Transferred Assets nor shall this Section 2.8 be deemed to constitute an agreement to exclude from the Transferred Assets any properties, assets or rights described in Section 2.2(a).

         2.9      Renewal Rights.

                           (a) At any time following the Closing Date, at the
option of TRM, without any additional consideration and as directed by TRM by delivery pursuant to the Brokerage Management Agreement of a written Non-Renewal Notice, CPRE shall cause each Selling Insurer, as applicable, to send to each Policyholder whose Insurance Contract is indicated in the relevant Non-Renewal Notice, within 30 days following receipt of the Non-Renewal Notice, written notice in the form directed by TRM and reasonably acceptable to the applicable Selling Insurer advising such Policyholder that (i) such Selling Insurer will not renew or will cancel the Insurance Contract, and (ii) one or more of the Purchasing Insurers, their Insurer Affiliates or other duly licensed, eligible or otherwise authorized insurance companies selected by the Purchasing Insurers may issue to the Policyholder a Purchasing Insurer Policy (defined below).

                           (b) Following delivery of a Non-Renewal Notice, one
or more of the Purchasing Insurers, in its own name and on its own behalf, or in the name and on behalf of any of its Insurer Affiliates or other duly licensed, eligible or otherwise authorized insurance companies selected by the Purchasing Insurers, shall be entitled to and may, in connection with the first expiration, renewal, or anniversary date of each specified Insurance Contract on or after the date of the Non-Renewal Notice, solicit, quote, bind, write and/or issue, or cause to be solicited, quoted, bound, written and/or issued to any Policyholder prior to or upon the expiration, cancellation or non-renewal of such Policyholder's Insurance Contract(s), policies or other evidences of insurance coverage on the policy forms of the applicable Purchasing Insurer, Insurer Affiliates or other duly licensed, eligible or otherwise authorized insurance companies selected by the Purchasing Insurers (each such new policy, a "Purchasing Insurer Policy"), subject in each case to Applicable Law, and the rights of Producers and Policyholders.

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

                           (c) Upon receipt of a Notice of Non-Renewal, the
applicable Selling Insurer shall, subject to the provisions of Applicable Law, cease renewing the specified Insurance Contracts and shall promptly make all required filings with Government Authorities relating to such non-renewal.

         2.10     HIG Extension Adjustment.

                           (a) If the HIG Extension shall be limited to a period
of six months, pursuant to the first proviso in the definition of HIG Extension, CPRE or TRM shall be obliged to pay the HIG Adjustment Amount to the other pursuant to the terms of this Section 2.10. Within 60 days following the first anniversary of the first day of the HIG Extension (the "HIG Extension Anniversary Date"), TRM shall prepare and deliver to CPRE a statement (the "HIG Adjustment Amount Statement") setting forth the calculation in reasonable detail of the difference (the "HIG Adjustment Amount", which amount may be a negative or positive number) between (i) the amount actually paid by CPRE Entities to Tower Entities under the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements with respect to the period beginning on the first day following the expiration of the HIG Extension and ending on the HIG Extension Anniversary Date less (ii) the amount that would have been paid by CPRE Entities to Tower Entities under the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements with respect to the period beginning on the first day following the expiration of the HIG Extension and ending on the HIG Extension Anniversary Date, if the HIG Extension had been for a period of one year.

                           (b) The HIG Adjustment Amount Statement shall become
final, binding and conclusive upon the Parties on the 30th day following CPRE's receipt of the HIG Adjustment Amount Statement, unless prior to such 30th day CPRE delivers to TRM a written notice (a "Dispute Notice") stating that CPRE believes the HIG Adjustment Amount Statement contains errors and specifying in reasonable detail each item that CPRE disputes (a "Disputed Item"), the amount in dispute for each such Disputed Item and the reasons supporting CPRE's positions.

                           (c) If CPRE delivers a Dispute Notice, then CPRE and
TRM shall seek in good faith to resolve the Disputed Items during the 15-day period beginning on the date TRM receives the Dispute Notice (the "Resolution Period"). If CPRE and TRM reach agreement with respect to any Disputed Items, TRM shall revise the HIG Adjustment Amount Statement to reflect such agreement.

                           (d) If TRM and CPRE are unable to resolve all of the
Disputed Items during the Resolution Period, then TRM and CPRE shall independently engage and submit the unresolved Disputed Items (the "Unresolved Items") to KPMG LLP or such other nationally recognized public accounting firm upon whom TRM and CPRE mutually agree (the "Independent Accountant"). TRM and CPRE shall use their commercially reasonable efforts to cause the Independent Accountant to issue its written determination regarding the Unresolved Items within 30 days after such items are submitted for review. The Independent Accountant shall make a determination with respect to the Unresolved Items only and in a manner consistent with this Section 2.10, and in no event shall the Independent Accountant's determination of the Unresolved Items be for an amount that is outside the range of TRM's and CPRE's disagreement with respect to each individual item. Each Party shall and shall cause its respective Affiliates to use commercially reasonable efforts to furnish to the Independent Accountant such work papers and other documents and information pertaining to the Unresolved Items as the Independent Accountant may request. The determination of the Independent Accountant shall be final, binding and conclusive on the Parties absent manifest error, and TRM shall revise the HIG Adjustment Amount Statement to reflect such determination upon receipt thereof. The fees, expenses and costs of the Independent Accountant shall be borne equally by TMR and CPRE.

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

                           (e) Within five Business Days after the HIG
Adjustment Amount Statement is finalized pursuant to this Section 2.10, each of the CPRE Entities and the Tower Entities, as applicable, will use commercially reasonable efforts to obtain all such approvals, authorizations, consents and permits from Governmental Authorities necessary in connection with payment of the HIG Payment Amount (collectively, the "HIG Payment Amount Approvals"). Within five Business Days following receipt of the HIG Payment Amount Approvals,
(i) if the HIG Adjustment Amount is a negative number, CPRE shall pay to TRM the HIG Adjustment Amount (expressed as a positive number) and (ii) if the HIG Adjustment Amount is a positive number, TRM shall pay to CPRE the HIG Adjustment Amount. Notwithstanding anything to the contrary in the immediately preceding sentence, failure to obtain the HIG Adjustment Amount Approvals shall not limit the obligations of CPH or Tower Parent to pay the HIG Adjustment Amount under the CastlePoint Guaranty or Tower Guaranty, as the case may be, within five Business Days after the HIG Adjustment Amount Statement is finalized pursuant to this Section 2.10.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF CPRE
                     --------------------------------------

         CPRE represents and warrants to the Purchasing Insurers that as of the date hereof and as of the Closing Date (or, if made as of a specified date, as of such date):

         3.1 Corporate Existence. CPRE has been duly organized, is validly existing and is in good standing under the laws of Bermuda, its country of incorporation.

         3.2 Corporate Authority. The execution, delivery and performance by CPRE of this Agreement and the Ancillary Agreements are within its corporate powers and have been duly authorized by all necessary corporate action on the part of CPRE. On the Closing Date, the execution, delivery and performance by the members of the HIG Group of the Ancillary Agreements shall have been duly authorized by all necessary corporate action on the part of each such Person. This Agreement constitutes, and when executed and delivered the Ancillary Agreements will constitute, valid and legally binding agreements, enforceable against CPRE and the members of the HIG Group party thereto, as applicable, in accordance with their respective terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

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

         3.3 Governmental Authorization. The execution, delivery and performance by CPRE and the members of the HIG Group party thereto of this Agreement and the Ancillary Agreements require no action by or in respect of, or filing with, any Governmental Authority on the part of CPRE or any Affiliate thereof (including the members of the HIG Group) other than the Required Approvals, filings and notices not required to be made or given until after the Closing Date, and any such other action or filing as to which the failure to make or obtain would not, individually or in the aggregate, materially impair the contemplated benefits of the transactions contemplated hereby or by the Ancillary Agreements or the ability of the applicable Tower Entities to use the Transferred Assets in the conduct of their business following the Closing.

         3.4 Due Diligence. The CPRE Entities, including CPRE (i) have conducted on their own behalf a due diligence examination of the operations, assets, books and records of the HIG Group, including the Selling Insurers, and (ii) have determined to enter into this Agreement and the Ancillary Agreements based on such due diligence examination and the representations, warranties, covenants and undertakings of TRM and the Purchasing Insurers herein and in the Ancillary Agreements. The determination to enter into this Agreement and the Ancillary Agreements is in no way based on, nor have any of the CPRE Entities relied upon, any representations and warranties, whether written or oral, made by any of the Tower Entities to any of the CPRE Entities, about the business, operations, assets, books and records, including the Business, Excluded Assets, and Excluded Liabilities, of any member of the HIG Group, including the Selling Insurers, except those representations and warranties set forth herein and in the Ancillary Agreements.

         3.5 Non-Contravention. The execution, delivery and performance by CPRE and the CPRE Entities (other than members of the HIG Group) party thereto of this Agreement and the Ancillary Agreements does not and will not (i) violate the charter or bylaws of CPRE or any of the CPRE Entities (other than the members of the HIG Group), (ii) assuming compliance with the filings, notices, approvals and other matters referred to in Section 3.3, violate any Applicable Law, or (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of CPRE or any of the CPRE Entities (other than the members of the HIG Group) to a loss of any benefit to which CPRE or any of the CPRE Entities (other than the members of the HIG Group) is entitled under any Insurance Contract, material reinsurance agreement, any material agreement or any other instrument binding upon CPRE or any of the CPRE Entities (other than the members of the HIG Group), or any license, franchise, permit or other similar authorization held by CPRE or any of the CPRE Entities (other than the members of the HIG Group) that is material to its business or to the Transferred Assets.

         3.6 No Brokers. No broker, finder or other similar agent has represented CPRE or acted for or on behalf of CPRE in connection with the transactions contemplated hereby in such a manner as to give rise to any valid claim or demand against any Tower Entity for a brokerage commission, finder's fee or other similar payment.

         3.7 Stock Purchase Agreement. CPRE has provided a true and complete copy of the Stock Purchase Agreement, including all exhibits, schedules and ancillary documents thereto, to TRM and the Purchasing Insurers and there have been no changes to the Stock Purchase Agreement (or any of such exhibits, schedules or ancillary documents) since the date so provided.

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

                                    ARTICLE 4
          REPRESENTATIONS AND WARRANTIES OF PURCHASING INSURERS AND TRM
          -------------------------------------------------------------

         The Purchasing Insurers and TRM each represent and warrant to CPRE that as of the date hereof and as of the Closing Date (or, if made as of a specified date, as of such date):

         4.1 Corporate Existence. Each of the Purchasing Insurers and TRM has been duly organized, is validly existing and is in good standing under the laws of its state of incorporation.

         4.2 Corporate Authority. The execution, delivery and performance by the Purchasing Insurers and TRM of this Agreement and the Ancillary Agreements are within their respective corporate powers and have been duly authorized by all necessary corporate action on the part of each Purchasing Insurer or TRM, as applicable. On the Closing Date, the execution, delivery and performance by any applicable Tower Entities of the Ancillary Agreements shall have been duly authorized by all necessary corporate action on the part of each such Person. This Agreement constitutes, and when executed and delivered the Ancillary Agreements will constitute, valid and legally binding agreements, enforceable against each of the Purchasing Insurers, TRM and the Tower Entities party thereto, as applicable, in accordance with their respective terms, subject to
(i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         4.3 Due Diligence. The Tower Entities, including TRM and each Purchasing Insurer (i) have conducted on their own behalf a due diligence examination of the operations, assets, books and records of the HIG Group, including the Selling Insurers, and (ii) have determined to enter into this Agreement and the Ancillary Agreements based on such due diligence examination and the representations, warranties, covenants and undertakings of CPRE herein and in the Ancillary Agreements. The determination to enter into this Agreement and the Ancillary Agreements is in no way based on, nor have any of TRM or the Purchasing Insurers relied upon, any representations and warranties, whether written or oral, made by any of the CPRE Entities to any of the Tower Entities, about the business, operations, assets, books and records, including the Business, Transferred Assets, and Books and Records, of any member of the HIG Group, including any of the Selling Insurers, except those representations and warranties set forth herein and in the Ancillary Agreements.

         4.4 Governmental Authorization. The execution, delivery and performance by the Purchasing Insurers, TRM and the Tower Entities party thereto of this Agreement and the Ancillary Agreements require no action by or in respect of, or filing with, any Governmental Authority on the part of the Purchasing Insurers, TRM or any Affiliate (including the other Tower Entities) thereof (including the other Tower Entities) other than the Required Approvals, filings and notices not required to be made or given until after the Closing Date, and any such other action or filing as to which the failure to make or obtain would not, individually or in the aggregate, materially impair the contemplated benefits of the transactions contemplated hereby or by the Ancillary Agreements or the ability of CPRE to conduct the business of the Selling Insurers following the Closing.

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

         4.5 Non-Contravention. The execution, delivery and performance by the Purchasing Insurers, TRM and the Tower Entities party thereto of this Agreement and the Ancillary Agreements does not and will not (i) violate the charter or bylaws of the Purchasing Insurers, TRM or the Tower Entities, (ii) assuming compliance with the filings, notices, approvals and other matters referred to in
Section 4.4, violate any Applicable Law, or (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Purchasing Insurers, TRM or the Tower Entity or to a loss of any benefit to which the Purchasing Insurers, TRM or the Tower Entity is entitled under any material reinsurance agreement, any material agreement or any other instrument binding upon the Purchasing Insurers, TRM or the Tower Entities, or any license, franchise, permit or other similar authorization held by the Purchasing Insurers, TRM or the Tower Entities that is material to their business.

         4.6 No Brokers. No broker, finder or other similar agent has represented the Purchasing Insurers and TRM or acted for or on behalf of the Purchasing Insurers and TRM in connection with the transactions contemplated hereby in such a manner as to give rise to any valid claim or demand against CPRE for a brokerage commission, finder's fee or other similar payment.

                                    ARTICLE 5
                                COVENANTS OF CPRE
                                -----------------

         5.1 Further Assurances. CPRE shall make commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things and execute, or cause to be executed, any documents necessary or advisable to consummate and make effective the transactions contemplated by this Agreement, the Stock Purchase Agreement and the Ancillary Agreements, in accordance with their respective terms and subject to their respective conditions, including to more effectively sell, transfer and assign to the applicable Tower Entities, and to put the applicable Tower Entities in actual possession and control of the Transferred Assets, free and clear of any and all liens and encumbrances; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon any Party any material Liability, risk or obligation not contemplated by this Agreement or any of the Ancillary Agreements.

         5.2 Compliance With Law. CPRE shall, and, following the closing of the transactions contemplated by the Stock Purchase Agreement, shall cause each member of the HIG Group to, comply with all Applicable Laws relating to the performance by CPRE and the members of the HIG Group of their duties and obligations under this Agreement and the Ancillary Agreements.

         5.3 Intercompany Agreements. Subject to receipt of all Required Approvals, CPRE shall cause each of the Selling Insurers to enter into the amendments to the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements referred to in clauses (v), (vi) and (vii) of Section 2.5(a) and clauses (v), (vi) and (vii) of Section 2.5(b).

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

         5.4 Rights under Stock Purchase Agreement. Both before and after the closing of the transactions contemplated by the Stock Purchase Agreement, CPRE will not amend or modify the Stock Purchase Agreement in any respect, and will not grant any waiver thereunder or take any action, or agree, to terminate the Stock Purchase Agreement, without the prior written consent of TRM, which consent shall not be unreasonably withheld. CPRE shall, both before and after the closing of the transactions contemplated by the Stock Purchase Agreement, exercise all of its rights, perform all of its obligations and take all such actions under and in accordance with the terms of the Stock Purchase Agreement, including in respect of Articles VIII, X and XI of the Stock Purchase Agreement, as may be reasonably directed by TRM or the Purchasing Insurers in order to protect the rights of TRM and the Purchasing Insurers with respect to the Transferred Assets and their other rights hereunder and under the Ancillary Agreements and to mitigate TRM's and the Purchasing Insurers' risks with respect to the Excluded Liabilities, the Assumed Liabilities and the obligations under
Article 11 of this Agreement. Without limiting the foregoing, CPRE shall provide all Tax Returns required to be prepared or otherwise furnished by CPRE as described in Section 11.2(b) of the Stock Purchase Agreement to TRM for its consent, which consent shall not be unreasonably withheld, prior to providing such Tax Returns to BUSC as provided in Section 11.2(c) of the Stock Purchase Agreement. All out of pocket costs and expenses, including reasonable attorney fees, incurred by CPRE in connection with exercising all such rights and taking all such actions as directed by TRM or the Purchasing Insurers shall be borne solely by TRM and the Purchasing Insurers. CPRE hereby assigns to TRM and the Purchasing Insurers its rights to enforce the terms of the Stock Purchase Agreement, including in respect of Articles VIII, X and XI of the Stock Purchase Agreement, in the event that CPRE fails to exercise such rights, or to promptly take any actions, to the reasonable satisfaction of TRM and the Purchasing Insurers, and confirms that Tower Parent and its subsidiaries are permitted assignees with respect to such assignment under the Stock Purchase Agreement. CPRE shall pay over or cause to paid over promptly to TRM or another Tower Entity, at TRM's direction, any amounts received by CPRE or any CPRE Entity under or relating to the Stock Purchase Agreement net of any Taxes incurred by any CPRE Entity by reason of the receipt by any CPRE Entity of such amounts (to the extent not offset by tax benefits resulting from the corresponding payment pursuant to the last sentence of this Section 5.4) in connection with the intents and purposes of this Section 5.4.

         5.5 Consents; Filings. Without limiting the generality of Section 5.1, CPRE will use commercially reasonable efforts to (i) obtain as promptly as practicable all approvals, authorizations, consents and permits required to be obtained by the HIG Group or any CPRE Entity in connection with the authorization, execution and delivery of this Agreement, the Stock Purchase Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including the Required Approvals hereunder and necessary consents of landlords to the assignment of the Lease Agreements and
(ii) make, as promptly as practicable, all necessary filings (including for the removal of any and all liens and other encumbrances on the Transferred Assets) and thereafter make any other required submissions, with respect to this Agreement, the Stock Purchase Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, in each case, required under any Applicable Law, including using its commercially reasonable efforts to contest in good faith any Litigation challenging or seeking to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement, the Stock Purchase Agreement or the Ancillary Agreements. CPRE shall cooperate with the Tower Entities in connection with the seeking of all such approvals, authorizations, consents and permits and the making of all such filings, and will promptly notify TRM and the Purchasing Insurers in writing of any pending or, to the knowledge of CPRE, threatened Litigation by any Governmental Authority or any other Person (A) challenging or seeking material monetary damages in connection with the consummation of the transactions contemplated by this Agreement, the Stock Purchase Agreement or the Ancillary Agreements or (B) seeking to restrain or prohibit, enjoin, alter or materially delay the transactions contemplated by this Agreement, the Stock Purchase Agreement or the Ancillary Agreements.

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

         5.6      Full and Complete Access.

                           (a) Prior to the closing of the transactions
contemplated by the Stock Purchase Agreement, CPRE shall afford TRM and the Purchasing Insurers full and complete access to all books and records; financial statements, projections, facilities, personnel, business plans and work papers; and financial and other data, in each case, relating to the members of the HIG Group, including relating to the Transferred Assets, the Assumed Liabilities and the Business to which CPRE is entitled under the terms of the Stock Purchase Agreement. CPRE shall, at the sole cost and expense of TRM, furnish promptly to TRM and the Purchasing Insurers copies of such materials as they shall reasonably request.

                                    ARTICLE 6
                  COVENANTS OF TRM AND THE PURCHASING INSURERS
                  --------------------------------------------

         6.1 Further Assurances. TRM and each of the Purchasing Insurers shall make commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things and execute, or cause to be executed, any documents necessary, or advisable to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements, in accordance with their respective terms and subject to their respective conditions; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon any Party any material Liability, risk or obligation not contemplated by this Agreement or any of the Ancillary Agreements.

         6.2 Compliance With Law. TRM and each of the Purchasing Insurers shall, and shall cause each applicable Tower Entity to, comply with all Applicable Laws relating to the performance by TRM, each of the Purchasing Insurers and each applicable Tower Entity of their respective duties and obligations under this Agreement and the Ancillary Agreements.

         6.3 Consents; Filings. Without limiting the generality of Section 6.1, TRM and the Purchasing Insurers will use commercially reasonable efforts to (i) obtain as promptly as practicable all approvals, authorizations, consents and permits required to be obtained by any Tower Entity in connection with the authorization, execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including the Required Approvals hereunder and necessary consents of landlords to the assignment of the Lease Agreements and (ii) make, as promptly as practicable, all necessary filings and thereafter make any other required submissions, with respect to this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, in each case, required under any Applicable Law, including using its commercially reasonable efforts to contest in good faith any Litigation challenging or seeking to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Ancillary Agreements. TRM and the Purchasing Insurers shall cooperate with the CPRE Entities in connection with the seeking of all such approvals, authorizations, consents and permits and the making of all such filings and will promptly notify CPRE in writing of any pending or, to the knowledge of TRM or the Purchasing Insurers, threatened Litigation by any Governmental Authority or any other Person (A) challenging or seeking material monetary damages in connection with the consummation of the transactions contemplated hereby or by the Ancillary Agreements or (B) seeking to restrain or prohibit, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Ancillary Agreements. Notwithstanding anything to the contrary contained in this Agreement or any Ancillary Agreement, no Tower Entity shall be required to take any action that involves divestiture of an existing business or material assets of such Person.

         6.4 Intercompany Agreements. Subject to receipt of all Required Approvals, TRM and the Purchasing Insurers shall cause each of applicable Tower Entity to enter into the amendments to the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements referred to in clauses (v),
(vi) and (vii) of Section 2.5(a) and clauses (v), (vi) and (vii) of Section 2.5(b).

                                    ARTICLE 7
                                EMPLOYEE MATTERS
                                ----------------

         7.1      Offers of Employment.

                           (a) On or before the Closing Date, TRM, or at TRM's
direction, another Tower Entity, may extend an offer of employment to such employees of the HIG Group (collectively, the "Employee Group") that the Purchasing Insurers select (each such offer, an "Offer of Employment"). The employment of each employee who accepts the Offer of Employment (collectively, the "Transferred Employees") will take effect as of the first Business Day following the Closing Date or such date thereafter as agreed between the applicable Tower Entity and Transferred Employee (the "Transfer Date"). Those employees who are not Transferred Employees will be referred to as "Non-Transferred Employees." On the Closing Date, CPRE shall, or shall cause the appropriate members of the HIG Group to, terminate the employment of all Non-Transferred Employees. Notwithstanding anything to the contrary set forth herein, nothing herein shall preclude the applicable Tower Entity from terminating the employment of any Transferred Employees for any reason whatsoever.

                           (b) If any such member of the Employee Group is not
offered employment, the Purchasing Insurers shall provide severance payments to those employees not offered employment, consistent with the terms of the Stock Purchase Agreement.

         7.2 Termination of Employment Agreements. With respect to any Transferred Employee who is a party to an employment agreement with the HIG Group (each agreement and "Employment Agreement"), each Purchasing Insurer shall use commercially reasonable efforts to obtain, on or prior to the Transfer Date, the consent of such Transferred Employee to the termination of such Employment Agreement. On and after the Closing Date, CPRE shall cause each member of the HIG Group to release such Transferred Employees from any restrictive covenant in any employment agreement that would impede, directly or indirectly, such Transferred Employee, from accepting the Offer of Employment. Each Purchasing Insurer shall be responsible for any and all Liabilities with respect to, in connection with, or arising out of the termination of any Employment Agreement between a member of the HIG Group and any member of the Employee Group.

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         7.3 Employee Benefits. As of the Closing Date, the Tower Entities will provide, or will cause to be provided, to Transferred Employees employee benefits comparable to those that CPRE has agreed to provide or cause to be provided to the Transferred Employees pursuant to the Stock Purchase Agreement. CPRE shall cause each member of the HIG Group to transfer to the relevant Tower Entities or, at their direction, an Affiliate thereof, assets of any employee benefit plan maintained by any member of the HIG Group covering the members of the Employee Group, including the Transferred Employees and the Non-Transferred Employees, and the relevant Tower Entities shall assume any and all Liabilities related to or arising out of such plans.

         7.4 Non-Transferred Employees. As of the Closing Date, TRM and the Purchasing Insurers will retain and be responsible for all compensation, benefit, severance and employment related obligations and Liabilities relating to each Non-Transferred Employee and each Transferred Employee in respect of any period prior to such Transferred Employee's Transfer Date.

         7.5 Cooperation. From and after the Closing Date, CPRE shall cause the Non-Transferred Employees to provide reasonable assistance to TRM and the Purchasing Insurers, at the expense of TRM and the Purchasing Insurers, at times and locations as reasonably requested by TRM or the Purchasing Insurers that do not materially interfere with or disrupt the business and operations of the HIG Group, CPRE, or any of the Selling Insurers, in the defense of any Litigation, arbitration, claim, complaint, audit, proceeding, or investigation (whether threatened existing, initiated or contemplated prior to, on or after the Closing
Date) arising out of any event that occurred on or prior to the Closing Date that involves facts or circumstances with which any such Non-Transferred Employees was involved or acquainted as a director, officer or employee or advisor of any member of the HIG Group.

                                    ARTICLE 8
              CONDITIONS PRECEDENT TO THE OBLIGATION OF TRM AND THE
                          PURCHASING INSURERS TO CLOSE
                          ----------------------------

         The obligations of TRM and the Purchasing Insurers to consummate the Closing under this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by TRM and the Purchasing Insurers in writing:

         8.1 Governmental Approvals. All approvals, authorizations, consents and permits from Governmental Authorities necessary for consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, including any such approvals, authorizations, consents and permits from Governmental Authorities necessary in connection with the amendments referred to in clauses (v), (vi) and (vii) of Sections 2.5(a) and 2.5(b) (collectively, the "Required Approvals"), shall have been obtained and be in full force and effect and TRM and the Purchasing Insurers shall have been furnished with appropriate evidence, reasonably satisfactory to them and their counsel, of the granting of the Required Approvals.

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

         8.2 Representations, Warranties and Covenants. (a) CPRE shall have performed, and shall have caused the relevant CPRE Entities and, following the closing of the transactions contemplated by the Stock Purchase Agreement, shall have caused the relevant members of the HIG Group, to perform, in all material respects all of their respective obligations under this Agreement required to be performed by them on or prior to the Closing Date; and (b) the representations and warranties of CPRE contained in this Agreement shall be true, complete and correct in all material respects on the Closing Date as if made at and as of the Closing Date.

         8.3 Closing Deliveries. All of the closing deliveries of CPRE under
Section 2.5(b) shall have been delivered to TRM and the Purchasing Insurers.

         8.4 Injunction and Litigation. There shall be no effective injunction, writ, preliminary restraining order or any other order or legal restraint or prohibition of any nature issued by a Governmental Authority of competent jurisdiction or any pending Litigation that seeks to prohibit or enjoin the consummation of the transactions contemplated in this Agreement or the Ancillary Agreements.

         8.5 Closing of the Stock Purchase Agreement. The closing of the transactions contemplated by the Stock Purchase Agreement shall have occurred in accordance with the Stock Purchase Agreement and the related disclosure schedules and exhibits thereto.

                                    ARTICLE 9
             CONDITIONS PRECEDENT TO THE OBLIGATION OF CPRE TO CLOSE
             -------------------------------------------------------

         The obligations of CPRE to consummate the Closing under this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by CPRE in writing:

         9.1 Governmental Approvals. All Required Approvals shall have been obtained and be in full force and effect and CPRE shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of the Required Approvals.

         9.2 Representations, Warranties and Covenants. (a) TRM and the Purchasing Insurers shall have performed, and shall have caused the relevant Tower Entities to perform, in all material respects all of their respective obligations under this Agreement required to be performed by them on or prior to the Closing Date; and (b) the representations and warranties of TRM and the Purchasing Insurers contained in this Agreement shall be true, complete and correct in all material respects on the Closing Date as if made at and as of the Closing Date.

         9.3 Closing Deliveries. All of the closing deliveries of TRM and the Purchasing Insurers under Section 2.5(a) shall have been delivered to CPRE.

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

         9.4 Payment to CPRE. CPRE shall have received the Purchase Price in accordance with Section 2.7.

         9.5 Injunction and Litigation. There shall be no effective injunction, writ, preliminary restraining order or any other order or legal restraint or prohibition of any nature issued by a Governmental Authority of competent jurisdiction or any pending Litigation that seeks to prohibit or enjoin the consummation of the transactions contemplated in this Agreement or the Ancillary Agreements.

         9.6 Closing of the Stock Purchase Agreement. The closing of the transactions contemplated by the Stock Purchase Agreement shall have occurred in accordance with the Stock Purchase Agreement and the related disclosure schedules and exhibits thereto.

                                   ARTICLE 10
                          TERMINATION PRIOR TO CLOSING
                          ----------------------------

         10.1 Termination of Agreement. This Agreement may be terminated as follows:

                           (a) by CPRE, TRM or the Purchasing Insurers, by
written notice to the other Parties, if there shall be in effect a final nonappealable order, writ, injunction or decree of any Governmental Authority of competent jurisdiction binding on any of the Parties that prohibits, restrains or enjoins any of the Parties from consummating the transactions contemplated in this Agreement or the Ancillary Agreements; provided, however, that the right to terminate this Agreement under this Section 10.1(a) shall not be available to a Party if such order, writ, injunction or decree resulted from the failure of such Party to perform any of its obligations under this Agreement;

                           (b) by CPRE, TRM or the Purchasing Insurers, by
written notice to the other Parties, if the closing of the transactions contemplated by this Agreement have not been consummated on or prior to April 1, 2011 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to a Party if the failure of the Closing to occur prior to the such date resulted from the failure of such Party to perform any of its obligations under this Agreement;

                           (c) by TRM or the Purchasing Insurers, by written
notice to CPRE, if a material breach of any representation, warranty, covenant or agreement on the part of CPRE, any CPRE Entity or, following the closing of the transactions contemplated by the Stock Purchase Agreement, any member of the HIG Group, set forth in this Agreement shall have occurred that would cause any of the conditions set forth in Article 8 not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within sixty (60) calendar days following receipt by CPRE of notice of such breach from TRM or the Purchasing Insurers;

                           (d) by CPRE, by written notice to TRM and the
Purchasing Insurers, if a material breach of any representation, warranty, covenant or agreement on the part of TRM, any of the Purchasing Insurers or any Tower Entity set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Article 9 not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within sixty (60) calendar days following receipt by TRM and the Purchasing Insurers of notice of such breach from CPRE;

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

                           (e) upon the termination of the Stock Purchase
Agreement in accordance with the Stock Purchase Agreement and the related disclosure schedules and exhibits thereto; or

                           (f) at any time prior to the Closing by mutual
written consent of the Parties.

         10.2 Survival Upon Termination. If this Agreement is terminated pursuant to Section 10.1 hereof, this Agreement will become null and void and of no force and effect, except for Article 12, which shall survive such termination, provided that, no Party shall be relieved or released from any Liabilities arising or resulting directly from any breach of this Agreement.

                                   ARTICLE 11
                            SURVIVAL; INDEMNIFICATION
                            -------------------------

         11.1 Survival. All covenants, undertakings and agreements contained in this Agreement, the Ancillary Agreements or any document, certificate, schedule or instrument delivered or executed in connection herewith or therewith to be performed or complied with after the Closing Date shall survive for the period of eighteen months following the Closing; provided that the applicable Parties' obligation to provide indemnification under Sections 11.2(a)(ii), 11.2(a)(iii), 11.2(a)(iv), and, with respect to the foregoing, 11.2(a)(v), and Sections 11.3(a)(ii), 11.3(a)(iii), 11.3(a)(iv) and, with respect to the foregoing, 11.3(a)(v), shall survive indefinitely. Notwithstanding the foregoing, if prior to the close of business on the last day of the aforementioned eighteen month period, an Indemnified Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

         11.2     Indemnification by CPRE.

                           (a) Indemnification. From and after the Closing,
subject to the remainder of this Article 11, CPRE shall indemnify, defend and hold harmless each Tower Entity, including TRM and the Purchasing Insurers, and their respective officers, directors, employees, agents, Representatives, successors and permitted assigns (collectively, the "Purchaser Indemnified Parties") from and against any and all damages, losses, charges, deficiencies, liabilities, obligations, claims, judgments, costs and expenses (including reasonable attorneys' fees and reasonable expenses of investigation in connection with any action, suit or proceeding) (collectively, "Loss" or "Losses") to which any of them become subject, arising or resulting from:

                                    (i) any material breach by CPRE of any
representation or warranty contained in this Agreement or in any Ancillary Agreement;

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

                                    (ii) any material breach by CPRE, any CPRE
Entity or any member of the HIG Group of any covenant made by it in this Agreement or in any Ancillary Agreement to which such Person is a party;

                                    (iii) any of the Excluded Assets or their
use;

                                    (iv) any of the Excluded Liabilities or
their use; and

                                    (v) the enforcement of their rights under
this Section 11.2.

                           (b)      Limitation.

                                    (i) Notwithstanding the foregoing, CPRE
shall not be liable under this Section 11.2 unless the total aggregate amount of Losses with respect to all such claims or matters exceeds $50,000 and then only to the extent of such excess. The maximum amount of CPRE's collective and aggregate liability under Section 11.2(a) shall in no event exceed the Purchase Price. Notwithstanding anything to the contrary in this Section 11.2(b), CPRE's obligation to provide indemnification under Sections 11.2(a)(iii) and 11.2(a)(iv), and, with respect to the foregoing, 11.2(a)(v), shall not be subject to any basket, deductible, cap or other similar limitation.

                                    (ii) Notwithstanding anything to the
contrary set forth in this Section 11.2, none of the Purchaser Indemnified Parties shall be entitled to indemnification pursuant to this Section 11.2 to the extent that (i) Losses result from acts, omissions or conduct of any Purchaser Indemnified Party, unless such acts, omissions or conduct were committed at the written direction of CPRE, or (ii) such Loss is also a Loss for which the CPRE Indemnified Parties are indemnified pursuant to Section 11.3 of this Agreement. Each of TRM and the Purchaser Insurers acknowledges that none of CPRE, the Selling Insurers, or any of their Affiliates shall be deemed to have guaranteed the profitability of the Business, Transferred Assets, or any transaction contemplated under this Agreement or the Ancillary Agreements, or any volume of sales, and no indemnification shall arise based on an assertion of such a guarantee of profitability or volume of sales.

         11.3     Indemnification by the Purchasing Insurers.

                           (a) Indemnification. From and after the Closing,
subject to the remainder of this Article 11, each of TRM and the Purchasing Insurers, jointly and severally, shall indemnify, defend and hold harmless CPRE, the CPRE Entities, the members of the HIG Group, including the Selling Insurers, and their respective officers, directors, employees, agents, Representatives, successors and permitted assigns (collectively, the "CPRE Indemnified Parties") from and against any and all Losses to which any of them become subject, arising or resulting from:

                                    (i) any material breach by any of TRM and
the Purchasing Insurers of any representation or warranty contained in this Agreement or in any Ancillary Agreement;

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

                                    (ii) any material breach by any Tower
Entity, including TRM and the Purchasing Insurers, of any covenant made by any of them in this Agreement or in any Ancillary Agreement to which such Person is a party;

                                    (iii) any of the Transferred Assets or their
use;

                                    (iv) any of the Assumed Liabilities; and

                                    (v) the enforcement of their rights under
this Section 11.3.

                           (b)      Limitation.

                                    (i) Notwithstanding the foregoing, TRM and
the Purchasing Insurers shall not be liable under this Section 11.3 unless the total aggregate amount of Losses with respect to all such claims or matters exceeds $50,000 and then only to the extent of such excess. The maximum amount of TRM's and the Purchasing Insurers' collective and aggregate liability under
Section 11.3(a) shall in no event exceed the Purchase Price. Notwithstanding anything to the contrary in this Section 11.3(b), TRM's and the Purchasing Insurers' obligation to provide indemnification under Sections 11.3(a)(iii), 11.3(a)(iv) and, with respect to the foregoing, 11.3(a)(v), shall not be subject to any basket, deductible, cap or other similar limitation.

                                    (ii) Notwithstanding anything to the
contrary set forth in this Section 11.3, none of the CPRE Indemnified Parties shall be entitled to indemnification pursuant to this Section 11.3 to the extent that (a) Losses result from acts, omissions or conduct of any CPRE Indemnified Party, unless such acts, omissions or conduct were committed at the written direction of TRM or any of the Purchasing Insurers, or (b) such Loss is also a Loss for which the Purchaser Indemnified Parties are indemnified pursuant to
Section 11.2 of this Agreement. CPRE acknowledges that none of TRM, the Purchasing Insurers, or any of their Affiliates shall be deemed to have guaranteed the profitability of the Excluded Assets or any volume of sales, and no indemnification shall arise based on an assertion of such a guarantee of profitability or volume of sales.

         11.4 Inter-Party Claims. Any Party seeking indemnification pursuant to this Article 11 (the "Indemnified Party") shall notify the other Party or Parties from whom such indemnification is sought (the "Indemnifying Party") of the Indemnified Party's assertion of such claim for indemnification, specifying in reasonable detail the basis of such claim and including documents that evidence or support such claim or the act, omission or occurrence giving rise to such claim.

         11.5     Third Party Claims.

                           (a) Each Indemnified Party shall promptly notify the
Indemnifying Party of the assertion by any third party of any claim with respect to which the indemnification set forth in this Article 11 relates (which shall also constitute the notice required by Section 11.4). Failure to timely notify the Indemnifying Party shall not relieve such Person from its obligations under this Article 11, except to the extent the Indemnifying Party shall have been prejudiced by such failure. The Indemnifying Party shall have the right, upon notice to the Indemnified Party within ten business days after the receipt of any such notice, to undertake the defense of such claim with counsel of the Indemnifying Party's choice and with the cooperation of the Indemnified Parties. The Indemnifying Party shall not, without the Indemnified Party's prior written consent (which will not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened claim in respect of which indemnification under this Article 11 is being sought, unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all Liability arising or resulting from such claim. The failure of the Indemnifying Party to give such notice and to undertake the defense of or to settle or compromise such a claim shall constitute a waiver of the Indemnifying Party's rights to assume the defense of such claim under this
Section 11.5(a). No Indemnified Party shall, without the Indemnifying Party's prior written consent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgments in any pending or threatened claim in respect of which indemnification under this Article 11 is being sought.

                           (b) The election by the Indemnifying Party, pursuant
to Section 11.5(a), to undertake the defense of a third party claim shall not preclude the Party against which such claim has been made also from participating or continuing to participate in such defense, so long as such Party bears its own legal fees and expenses for so doing.

         11.6 Exclusive Remedy. The Parties hereto expressly acknowledge that
(i) except as otherwise expressly provided in Sections 10.2 and 12.14, the provisions of this Article 11 shall be the sole and exclusive remedy for Losses caused as a result of any breach of any representation or warranty or any breach, nonfulfillment or default in the performance of any covenant or agreement contained in this Agreement or in any Ancillary Agreement, other than claims based on fraud, and (ii) no Indemnifying Party shall be liable for consequential, indirect, punitive or treble Losses in connection with any action, suit or proceeding brought by any Party, or for any Losses based on either the reduced current or future profitability or earnings of any transaction contemplated herein or in any Ancillary Agreement, including the Business, Transferred Assets, and Excluded Assets based on a multiple of such profitability, earnings or other factor, or reduction therein (it being understood that all Losses will for purposes of this Article 11 be determined and calculated on a direct, dollar-for-dollar basis), other than any such Losses paid to a third party in a third party claim. Any liability for indemnification hereunder will be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant or agreement.

         11.7 Calculation of Losses. The amount of any Losses for which indemnification is provided under this Article 11 shall be net of any amounts actually recovered by the Indemnified Parties under insurance policies or other collateral sources (such as contractual indemnities of any Person that are outside of this Agreement, e.g., the Stock Purchase Agreement) or otherwise with respect to such Losses (net of any Tax or expenses incurred in connection with such recovery). Each Party will use its commercially reasonable efforts to recover under insurance policies or other collateral sources (including the Stock Purchase Agreement) for any Losses prior to seeking indemnification under this Agreement.

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

                                   ARTICLE 12
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         12.1 Entire Agreement. This Agreement and the Ancillary Agreements constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and supersede any and all prior oral or written understandings, agreements or negotiations, between or among the Parties with respect to the subject matter hereof and thereof. No prior writings by or among the Parties with respect to the subject matter hereof and thereof may be used by any Party in connection with the interpretation of any provision of this Agreement and the Ancillary Agreements. In the event of a conflict between this Agreement and any Exhibit or schedule, or between the provisions of this Agreement and any Ancillary Agreement, the terms of this Agreement shall control.

         12.2 Assignment; Binding Effect. This Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the Parties except as otherwise provided in this Agreement. No Party shall assign this Agreement or any rights or obligations hereunder or, except as expressly set forth in this Agreement, delegate any of their respective duties and obligations hereunder, without the prior written consent of the other Parties; provided, however, that (i) TRM and the Purchasing Insurers may assign their rights and obligations to acquire the Transferred Assets and to assume the Assumed Liabilities to any Tower Entity, and (ii) CPRE may assign its rights to receive the Purchase Price under Section 2.7(a), to any Person, in each case with prior notice to, but without obtaining the consent of, the other Parties. Any attempted assignment or delegation in violation of this Section 12.2 shall be void.

         12.3     Status of Parties.

                           (a) No Third Party Beneficiaries. This Agreement and
the Ancillary Agreements are solely among the Parties hereto, as applicable, and are not intended to create any right or legal relationship, express or implied, among the Parties or any of their respective Affiliates, officers, directors, employees, agents, Representatives, successors or permitted assigns, on the one hand, and any third party, including any Policyholder or Person covered under any Insurance Contract, on the other hand; provided, however, that the Purchaser Indemnified Parties and the CPRE Indemnified Parties are expressly intended to be third party beneficiaries under this Agreement.

                           (b) Independent Contractors. Each of the Parties and
their respective Affiliates shall be deemed to be an independent contractor as to the others for all purposes. Neither this Agreement nor the Ancillary Agreements shall be construed (i) to create the relationship of employer and employee among the Parties hereto or between any Party and any of the officers, directors, employees, or Representatives of any other Party, (ii) to create a partnership or joint venture among the Parties hereto, or (iii) to authorize any Party to act as a general or special agent of any other Party, except as may be specifically set forth herein. No Party shall in any manner be prevented or bound to refrain from engaging in any business or businesses of any kind or nature, or owning or dealing in securities of any entity or making any investments of any kind, or performing services for any other person, firm, or entity.

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

                           (c) Authority to Act. None of the Parties or their
respective Affiliates shall have or be deemed to have authority to act on behalf of the other Parties.

         12.4 Severability. If any provision of this Agreement is held invalid, illegal, unenforceable, or in conflict with the Applicable Law of any jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         12.5 Governing Law. This Agreement shall be construed and its provisions interpreted under and in accordance with the internal Laws of the state of New York, without giving effect to principles of conflict or choice of laws of that or any other jurisdiction.

         12.6 Waiver of Jury Trial. Subject to Section 12.14, each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby.

         12.7 Interpretation. This Agreement shall be governed by the following rules of interpretation: (a) when a reference is made in this Agreement to an Article, Section, or Exhibit, such reference shall be to an Article of, a Section of, Schedule to, or Exhibit to, this Agreement unless otherwise indicated; (b) the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (c) whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation;" (d) the words "hereof," "herein" and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement (including the Schedules and Exhibits) as a whole and not to any particular provision of this Agreement; (e) where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning;
(f) whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate; and (g) references to currency or amounts due shall mean United States dollars.

         12.8 Construction. The Parties have participated, directly or indirectly, in the negotiations and preparation of this Agreement. In no event shall this Agreement be construed more or less stringently against any Party by reason of another Party being construed as the principal drafting Party hereto.

         12.9 Transfer Taxes. TRM and the Purchasing Insurers shall be solely responsible for and pay in a timely manner all transfer, premium, sales, use, value added, stamp, documentary, gross receipts, registration, conveyance, excise, recording, license and other similar Taxes and fees, if any, arising out of, or in connection with, or attributable to the, assignment or transfer of the Transferred Assets pursuant to this Agreement or any of the Ancillary Agreements, but excluding the transactions contemplated by the Stock Purchase Agreement ("Transfer Taxes"). CPRE shall prepare and file, or cause to be prepared and filed, all Tax Returns and other documentation required with respect to the Transfer Taxes and shall present such Tax Returns to TRM for its consent. If required by Applicable Law, each of TRM and the Purchasing Insurers shall join in the execution of any such Tax Returns and other documentation as reasonably requested by CPRE.

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

         12.10 Communications. The Parties shall jointly agree upon press releases and agent communications to be distributed with respect to the transactions contemplated under this Agreement, except as may be required by Applicable Law.

         12.11 Notices. Except as set for in this paragraph, all notices hereunder shall be made in writing and shall be effective upon delivery, which shall be made (1) by hand delivery, (2) by registered or certified United States mail, postage prepaid with return receipt requested, (3) by a nationally-recognized overnight courier service, to the addresses set forth below, or to such other address as any Party may request by giving written notice to the other Parties. A Party may also provide notice by electronic means (such as email or facsimile) or telephone in cases when immediate notice is required so long as the Party giving notice delivers separate written notice to be delivered within 24 hours. Notices shall be made in each case to the following addresses:

If to TRM or the Purchasing Insurers:

                              Francis M. Colalucci
                              c/o Tower Group, Inc.
                              31st Floor
                              120 Broadway
                              New York, NY 10271

If to CPRE:
                              CastlePoint Reinsurance Company, Ltd.
                              Joel S. Weiner
                              Victoria Hall
                              11 Victoria Road
                              Hamilton HM 11 Bermuda

         12.12 Waiver of Compliance. The failure by any Party to insist upon strict compliance with any condition of this Agreement shall not be construed as a waiver of such condition. Waiver by one Party to this Agreement of any obligation of another Party to this Agreement must be in writing and shall not constitute a waiver of any further or other obligation of such Party.

         12.13 Expenses. TRM and the Purchasing Insurers shall pay the first $750,000 of the legal, accounting (including tax accounting) and actuarial fees and expenses payable to third party service providers of the Tower Entities and the CPRE Entities incurred in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements, as well as payment of such fees and expenses incurred by such Persons in drafting, negotiating, and closing the Stock Purchase Agreement and transactions contemplated therein and, thereafter, TRM and the Purchasing Insurers, on the one hand, and CPRE, on the other hand, shall bear one half of such fees and expenses; provided that TRM and the Purchasing Insurers shall bear 100% of any and all such expenses payable to Lazard Freres & Co. LLC, Debevoise & Plimpton LLP and Swainbrook LLC and CPRE shall bear 100% of any and all such expenses payable to Goldman, Sachs & Co., Sullivan & Cromwell LLP and Drinker Biddle & Reath LLP. All other costs and expenses incurred in connection with this Agreement, the Ancillary Agreements, or the Stock Purchase Agreement and the transactions contemplated hereby or thereby shall be paid by the Person incurring such cost or expense.

         12.14    Arbitration.

                           (a) If any dispute arises between the Parties with
reference to the formation, interpretation, performance, or breach of this Agreement or any of the Ancillary Agreements, such dispute, if not resolved by the Parties, must be submitted to non-binding mediation. If such dispute is not resolved by non-binding mediation within sixty (60) days it shall be finally settled by arbitration by a panel of three arbitrators in accordance with this
Section 12.14. Notice requesting arbitration will be in accordance with Section
12.11. The arbitration shall be conducted in accordance with the Rules of Arbitration of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Parties.

                           (b) One arbitrator shall be chosen by each Party and
the two arbitrators shall, before commencing the arbitration hearing, choose an impartial third arbitrator who shall preside at the hearing. Notwithstanding anything to the contrary set forth in this section 12.14(b), in the event that more than one of TRM and/or the Purchasing Insurers is involved in an arbitration, TRM and/or the Purchasing Insurers involved shall collectively be entitled to chose only one arbitrator. If either Party fails for any reason to appoint its arbitrator within thirty (30) days after being requested to do so by the other Party, the latter, after ten (10) days notice of its intention to do so, may appoint the second arbitrator. If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, the third arbitrator shall be selected from a list of six individuals (three named by each arbitrator) by a judge of the United States District Court for the Southern District of New York, or if that court declines to act, the state court in such area having general jurisdiction.

                           (c) All arbitrators shall be active or retired
disinterested officials of insurance or reinsurance companies not under the control or management of either Party to this Agreement or the Ancillary Agreements and will not have personal or financial interests in the result of the arbitration.

                           (d) Within thirty (30) days after notice of
appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures, and schedules for hearings.

                           (e) Arbitration shall take place in New York, New
York. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of New York without giving effect to the choice of law or conflict of law provisions of that or any other jurisdiction. The decision of any two arbitrators shall be rendered in writing and shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

                           (f) Judgment upon the award may be entered in any
court having jurisdiction thereof.

                           (g) Punitive damages will not be awarded. The
arbitrators may, however, at their discretion award such other costs and expenses as they deem appropriate, including attorneys' fees, the cost of arbitration, and arbitrators' fees, to the extent permitted by law.

                           (h) Notwithstanding anything to the contrary in this
Agreement, including the remainder of this Section 12.14, it is understood and agreed that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the Parties agree that in the event of any breach or threatened breach, a Party may apply to a court of competent jurisdiction for, and shall be entitled to, injunctive relief from such court, without the requirement of posting a bond or proof of the inadequacy of monetary damages, designed to cure existing breaches and to prevent a future occurrence or threatened future occurrence of like breaches of this Agreement on the part of any other Party. It is further understood and agreed that the remedies and recourses herein provided shall be in addition to, and not in lieu of, any other remedy or recourse which is available to a Party either at law or in equity in the absence of this paragraph, including the right to damages.

         12.15 Confidentiality. Except upon receipt of the prior written consent of the other Parties, each Party will hold, and will use its commercially reasonable efforts to cause its Affiliates, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliates or Representatives) all documents and information concerning any other Party or any of its Affiliates furnished to the other Parties or Representatives in connection with this Agreement or any Ancillary Agreement or the transactions contemplated herein or therein, except to the extent that such documents or information can be shown to have been (a) previously known by the Party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving Party, (c) later acquired by the receiving Party from another source if the receiving Party is not aware that such source is under an obligation or duty to the disclosing Party to keep such documents and information confidential, (d) compelled or required to be disclosed by judicial or administrative process (including in connection with obtaining the Required Approvals) or by other requirements of Applicable Law or the rules of any securities market or exchange, or (e) disclosed in an action or proceeding brought by a Party in pursuit of its rights or in the exercise of its remedies hereunder, provided that, following the Closing, the foregoing restrictions will not apply to the use by any Tower Entity of documents and information to the extent relating to the Assumed Liabilities, the Employee Group or the Transferred Assets.

         12.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Parties hereto.

         12.17 Amendment; Modification. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification or discharge is sought.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                           CASTLEPOINT REINSURANCE COMPANY, LTD.

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                           TOWER INSURANCE COMPANY OF NEW YORK

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                           TOWER NATIONAL INSURANCE COMPANY

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                           PRESERVER INSURANCE COMPANY

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                           MOUNTAIN VALLEY INSURANCE COMPANY

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                           NORTHEAST INSURANCE COMPANY

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                           TOWER RISK MANAGEMENT CORP.

                                           By:
                                               --------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A

                                 EXCLUDED ASSETS
                                 ---------------



         Cash & invested assets

         All insurance certificates of authority, qualifications, licenses, permits and authorizations issued by any Governmental Authority, which certificates of authority, qualifications, licenses, permits and authorizations are held or owned by a Selling Insurer or pursuant to which a Selling Insurer is entitled to own its assets and conduct its businesses.

         All certificates of authority, qualifications, licenses, permits and authorizations issued by any Governmental Authority ("Licenses"), which Licenses are held or owned by a member of the HIG Group other than the Selling Insurers or pursuant to which such member is entitled to own its assets and conduct its businesses; provided, however, that the Licenses shall not include those Licenses (a) to the extent required for TRM and the Purchasing Insurers to take title to the Transferred Assets or to use such assets in their respective businesses following Closing, (b) not required for such member to own its assets and conduct its business after giving effect to the transfer of the Transferred Assets to TRM and the Purchasing Insurers and other transactions contemplated by this Agreement, and (c) that may be transferred under Applicable Law.

         Accrued interest income

         Premiums receivable

         Assumed reinsurance receivable

         Deferred premiums

         Reinsurance recoverable

         Current federal income taxes

         Deferred income tax asset

         Guaranty funds receivable

         Receivable from parent, subsidiaries & affiliates

         All agreements with American Resources Insurance Company or ARIC Investment, Inc., all amounts due thereunder or in connection therewith and all rights arising therefrom, including without limitation the following:

         Bulk Quota Share Reinsurance Agreement dated July 31, 2008 by and between Kodiak Insurance Company and American Resources Insurance Company.

         Non-Solicitation Agreement dated August 13, 2008 by and among Hermitage Insurance Company, Kodiak Insurance Company, ARIC Investment, Inc. and American Resources Insurance Company.

         Interim Quota Share Reinsurance Agreement dated December 20, 2007 by and between Hermitage Insurance Company and American Resources Insurance Company.

         Service Agreement dated as of March 27, 2008 by and between American Resources Insurance Company and American Resources Insurance Consultants, LLC.



         Notwithstanding anything to the contrary in this Schedule, furniture and equipment; EDP equipment; software assets (including licenses); and real property leases are not Excluded Assets.

                                    EXHIBIT B

                          FORM OF CASTLEPOINT GUARANTY
                          ----------------------------

                                    EXHIBIT C

                             FORM OF TOWER GUARANTY
                             ----------------------

                                 Schedule 1.1(a)
                                 ---------------



         o Amended and Restated Brokerage Business Quota Share Reinsurance Agreement, effective as of April 1, 2006, among TICNY, TNIC and CP Re, as amended

         o Amended and Restated Traditional Program Business Quota Share Reinsurance Agreement, effective as of April 1, 2006, among TICNY, TNIC and CP Re, as amended

         o Amended and Restated Specialty Program Business and Insurance Risk-Sharing Business Quota Share Reinsurance Agreement, effective as of April 1, 2006, among TICNY, TNIC and CP Re, as amended

         o Aggregate Excess of Loss Agreement, dated October 1, 2007 (effective October 1, 2007), among TICNY (on behalf of itself and its pooling partner, TNIC), PIC, MVIC and NEIC and CPIC

         o Aggregate Excess of Loss Agreement, dated October 1, 2007 (effective October 1, 2007), between TICNY and CPIC

         o Property Quota Share Reinsurance Contract, dated October 15, 2007, between CP Re, as Reinsured, and TICNY, as Reinsurer

         o First Property Excess of Loss Reinsurance Agreement, dated January 1, 2008, between TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o Multi-Line Excess of Loss Reinsurance Agreement, dated January 1, 2008, among TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o First Worker's Compensation Excess of Loss Reinsurance Agreement, dated January 1 2008, between TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o Second Worker's Compensation Excess of Loss Reinsurance Agreement, dated January 1, 2008, between TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o Any catastrophe premium reimbursement agreements that may be entered into between Parent and Company and/or their respective subsidiaries

         o Service and Expense Sharing Agreement, dated April 10, 2006 (April 28, 2006 with respect to TNIC), among TICNY, TNIC, TRM and CPM

         o Amended and Restated Program Management Agreement, dated as of January 1, 2007, between TICNY and CPM, as Manager

         o Service and Expense Sharing Agreement, dated January 1, 2007, between TICNY and CPM (for provision of services by CPM)

         o Service and Expense Sharing Agreement, dated January 1, 2007, between TICNY and CPM (for provision of services by TICNY)

         o        Service Agreement, dated May 1, 2007, between TRM and CPM

         o        Management Agreement, dated July 1, 2007, between CPIC and TRM

Exhibit 2.2



                            ASSET PURCHASE AGREEMENT
                            ------------------------

         This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of August 26, 2008, is entered into by and among CASTLEPOINT REINSURANCE COMPANY, LTD., a Bermuda corporation ("CPRE"), TOWER INSURANCE COMPANY OF NEW YORK, a New York corporation ("TICNY"), TOWER NATIONAL INSURANCE COMPANY, a Massachusetts corporation ("TNIC"), PRESERVER INSURANCE COMPANY, a New Jersey corporation ("PIC"), MOUNTAIN VALLEY INSURANCE COMPANY, a New Hampshire corporation ("MVIC"), and NORTHEAST INSURANCE COMPANY, a Maine corporation ("NIC" and, together with TICNY, TNIC, PIC, and MVIC, the "Purchasing Insurers"), and TOWER RISK MANAGEMENT CORP., a New York corporation ("TRM").

                                    RECITALS
                                    --------

         A. On or before the Closing Date, CPRE will have purchased from Brookfield US Corporation, a Delaware corporation ("BUSC"), 100% of the issued and outstanding shares of the common stock of HIG, Inc., a Delaware corporation ("HIG"), the ultimate parent of Hermitage Insurance Company, a New York corporation ("HIC"), and Kodiak Insurance Company, a New Jersey corporation ("KIC" and, together with HIC, the "Selling Insurers" and, together with HIG and its other direct and indirect subsidiaries, including American Resources Insurance Company, Inc., the "HIG Group") pursuant to the Stock Purchase Agreement by and among CPRE, BUSC, and HIG, dated the date hereof (the "Stock Purchase Agreement").

         B. CPRE desires to cause each member of the HIG Group, including the Selling Insurers, to sell to the Purchasing Insurers and TRM, and TRM and each Purchasing Insurer desires to acquire from the HIG Group, including the Selling Insurers, the Transferred Assets, all upon the terms and subject to the conditions set forth in this Agreement.

         C. The Purchasing Insurers and TRM each desires to make Offers of Employment to selected employees of the HIG Group, all upon the terms and subject to the conditions more fully set forth below.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 13
                                   DEFINITIONS
                                   -----------

         13.1 Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in this Section 1.1.

         "Affiliate" of any Person means another Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person, where "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise. For the avoidance of doubt, for the purposes of this Agreement, the Tower Entities and the CPRE Entities shall not be Affiliates.

         "Ancillary Agreements" means (i) the Bills of Sale and General Assignment Agreements, (ii) the Tower Guaranty; (iii) the CastlePoint Guaranty,
(iv) the assignment of the Lease Agreements, (v) the assignment of the Producer Agreements, and (vi) the amendments referred to in Sections 2.5(a) and 2.5(b).

         "Applicable Law" means any applicable order, law, statute, regulation, rule, pronouncement, ordinance, bulletin, writ, injunction, directive, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Authority applicable to the relevant Person, or any of such Person's respective businesses, properties or assets.

         "Bills of Sale and General Assignment Agreements" means one or more Bills of Sale and General Assignment Agreements in a form to be mutually agreed by CPRE and TRM.

         "Books and Records" means originals or copies of the administrative records, claim records, policy forms and files, sales records and files, customer lists, Producer lists, policy information and underwriting records (in whatever form maintained, including computer generated, recording or stored) owned by, in the possession of or under the control of any member of the HIG Group, including any Selling Insurer, relating to the Business, Transferred Assets, or the Employee Group.

         "Brokerage Management Agreement" means that certain Management Agreement entered into on July 1, 2007 by and between CPIC and TRM, as may be amended from time to time.

         "Business" means all the business and operations of HIG Group and each member thereof, including each of the Selling Insurers.

         "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are permitted or obligated by Applicable Law to be closed for regular banking business.

         "CastlePoint Guaranty" means the Guaranty in the form set forth at Exhibit B by which CPH guarantees to pay all amounts due by each of the CPRE Entities under this Agreement.

         "CPH" means CastlePoint Holdings, Ltd.

         "CPIC" means CastlePoint Insurance Company.

         "CPRE" has the meaning set forth in the prefatory paragraph of this Agreement.

         "CPRE Entities" means CPH and its direct and indirect subsidiaries, but excluding the Tower Entities.

         "Closing Date" means the date on which the Closing occurs.

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Extra-Contractual Obligations" means any Liabilities or obligations not covered under the express terms and conditions of, or in excess of the policy limits under, any Insurance Contract.

         "Governmental Authority" means any foreign, domestic, federal, territorial, state or local U.S. or non-U.S. governmental authority, quasi-governmental authority, instrumentality, court or government, self-regulatory organization, administrative agency, commission, tribunal or organization or any political or other subdivision, department, branch or representative of any of the foregoing.

         "HIG Extension" means the extension of the term of each of the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements for a one-year period to begin on the date that is the first day following the expiration of the term of each such agreement as in effect on the date hereof; provided that if, prior to the first day following the expiration of the term of each such agreement as in effect on the date hereof, the Merger Agreement shall have been terminated and the Two-Year Extension shall have become effective, such extension shall be for a six-month period to begin on the date that is the first day following the expiration of the term of each such agreement as in effect on the date hereof (and prior to the Two-Year Extension); and provided, further, that each such extended agreement shall be on the same terms and conditions as in effect immediately prior to such extension, except that the provisional loss ratio will be adjusted from 61% to 58% (and the actual loss ratios will be adjusted accordingly) and the provisional ceding commission and provisional management fee will be adjusted from 34% to 37% (and the actual ceding commission and management fee will be adjusted accordingly), as applicable.

         "HIG Group" shall have the meaning set forth in the recitals to this Agreement.

         "Insurance Contracts" means all insurance contracts, policies, certificates, binders, slips, covers or other agreements of insurance, including all supplements, riders, endorsements, renewals and extensions thereof produced, issued, renewed, written, and/or delivered by each Selling Insurer.

         "Insurer Affiliate" means an Affiliate of such Person that is a duly licensed, eligible or otherwise authorized insurance company.

         "Intercompany Agreements" means those agreements described on Schedule 1.1(a).

         "Lease Agreement(s)" means the lease agreements to which any member of the HIG Group is a party.

         "Liability" or "Liabilities" means a liability, obligation, commitment, expense, claim or cause of action (of any kind or nature whatsoever, whether absolute, accrued, contingent or other, and whether known or unknown).

         "Litigation" means any action, cause of action (whether at law or in equity), suit, proceeding, arbitration, mediation, claim or complaint by any Person, and any administrative or other similar proceeding, criminal prosecution, or investigation by any Governmental Authority.

         "Master Agreement" means that certain Master Agreement dated as of April 4, 2006, by and between Tower Parent, TICNY and TNIC, on the one hand, and CPH and CastlePoint Management Corp., on the other hand, as amended or as modified by addenda thereto.

         "Merger Agreement" means that certain Agreement and Plan of Merger, dated as of August 4, 2008, by and among Tower Parent, CPH and Ocean I Corporation.

         "Non-Renewal Notice" means a written notice provided by TRM, at the sole option of TRM, at any time following the Closing, of its election to cause any of the Selling Insurers to non-renew specified Insurance Contracts.

         "Other Liabilities" means all Liabilities of any member of the HIG Group (of any kind or nature whatsoever, whether absolute, accrued, contingent or other, and whether known or unknown), as such liabilities exist as of the Closing, that would not be an Assumed Liability or Excluded Liability but for the application of this definition.

         "Party" or "Parties" shall mean a party or the parties identified in the prefatory paragraph to this Agreement.

         "Person" means an individual, corporation, partnership, association, joint stock company, limited liability company, Governmental Authority, trust, joint venture, labor union, estate, unincorporated organization or other entity.

         "Policyholders" means each policyholder under each of the Insurance Contracts.

         "Producer Agreements" means any and all agreements, whether oral or written, between any of the Selling Insurers or any other member of the HIG Group, on the one hand, and any Producer, on the other hand, with respect to the sale or marketing of Insurance Contracts.

         "Producers" means any Person who markets, sells, solicits, negotiates, or procures, or may have marketed, sold, solicited, negotiated, or procured, any Insurance Contract by, through, or on behalf of any Selling Insurer.

         "Purchasing Insurers" shall have the meaning set forth in the recitals to this Agreement.

         "Representative" means, with respect to any Person, such Person's officers, directors, employees, agents, representatives, and Affiliates, including any investment banker, financial advisor, accountant, actuary, appraiser, analyst, consultant, legal counsel, agent, representative or expert retained by or acting on behalf of such Person or its Affiliates.

         "Selling Insurers" has the meaning set forth in the recitals to this Agreement.

         "Stock Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

         "Taxes" means all taxes, charges, duties, fees, levies, or other similar assessments or liabilities, including all net and gross income, gross receipts, ad valorem, premium, excise, real property, personal property, windfall profit, sales, use, transfer, license, withholding, employment, payroll, profit, estimated, severance, stamp, occupation, value added, registration, environmental, workers' compensation, social security and franchise taxes imposed by the United States Internal Revenue Service or any taxing authority (whether domestic or foreign including any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)); and such term shall include any interest, fines, penalties, assessments, or additions to tax relating to, resulting from, attributable to, or incurred in connection with any such tax or any contest or dispute thereof.

         "Tower Entities" means the Tower Parent and its direct and indirect subsidiaries, but excluding the CPRE Entities.

         "Tower Guaranty" means the Guaranty in the form set forth at Exhibit C by which Tower Parent guarantees to pay all amounts due by each of the Tower Entities under this Agreement.

         "Tower Parent" means Tower Group, Inc., the ultimate parent of TRM and the Purchasing Insurers.

         "Transfer Date" means in respect of a Transferred Employee, the date on which a Transferred Employee becomes an employee of any of the Tower Entities.

         "Transferred Assets" means the properties, assets and rights of every nature, kind and description, tangible and intangible, including the Producer Agreements and the rights of the members of the HIG Group thereunder, whether real, personal or mixed, whether accrued, contingent or otherwise and whether now existing or hereinafter acquired of any member of the HIG Group other than the Excluded Assets.

         "Two-Year Extension" shall have the meaning given to such term in the Merger Agreement.

         13.2 Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

                          Term                              Section
         ----------------------------------   ----------------------------------
          Allocable Amount                    2.7(d)
          Allocation Schedule                 2.7(d)
          Assumed Liabilities                 2.3
          Closing                             2.1
          CPRE Indemnified Parties            11.3(a)
          Dispute Notice                      2.10(b)
          Disputed Item                       2.10(b)
          Employee Group                      7.1
          Employment Agreement                7.2
          Excluded Assets                     2.2(b)
          Excluded Liabilities                2.4

          HIG Adjustment Amount               2.10(a)
          HIG Adjustment Amount Statement     2.10(a)
          HIG Extension Anniversary Date      2.10(a)
          HIG Payment Amount Approvals        2.10(e)
          Indemnified Party                   11.4
          Indemnifying Party                  11.4
          Independent Accountant              2,10(d)
          Loss or Losses                      11.2(a)
          Non-Transferred Employees           7.1
          Offer of Employment                 7.1
          Purchase Price                      2.7(a)
          Purchaser Indemnified Parties       11.2(a)
          Purchasing Insurer Policy           2.9(b)
          Required Approvals                  8.1
          Resolution Period                   2,10(c)
          Tax Dispute Accountant              2.7(d)
          Termination Date                    10.1(b)
          Transfer Taxes                      12.9
          Transferred Employees               7.1
          Unresolved Items                    2,10(d)
          UPR Fee                             2.7(c)


                                   ARTICLE 14
                               TRANSFER OF ASSETS
                               ------------------

         14.1 The Closing. The closing of the transactions contemplated by this Agreement ("Closing") will take place as promptly as practicable following the satisfaction or waiver of the conditions set forth in Articles 8 and 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) or at such other time and place as the Parties may agree; provided that the Parties shall use their commercially reasonable efforts to cause (i) the Closing to take place immediately following and at the same location as the closing under the Stock Purchase Agreement, but in no event later than the Termination Date, and
(ii) the transactions contemplated by Article 2 of this Agreement to be deemed to be effective immediately following the effective time of the closing under the Stock Purchase Agreement.

         14.2     The Closing Transactions.

                           (a) Transferred Assets. Upon the terms and subject to
the conditions and limitations set forth in this Agreement, at the Closing, CPRE shall cause each member of the HIG Group to sell, assign and transfer to TRM or any other Tower Entity, as directed by TRM, and TRM (either directly or through one or more Tower Entities, as directed by TRM) will acquire and accept, all of the respective rights, title and interest of each member of the HIG Group in and to the Transferred Assets. All sales, assignments and transfers of the Transferred Assets to TRM or any other Tower Entity, as directed by TRM, hereunder will be evidenced by one or more Bills of Sale and General Assignment Agreements, which will be executed and delivered by each member of the HIG Group, as applicable, on the Closing Date.

                           (b) Excluded Assets. The Transferred Assets shall not
include, or otherwise be deemed to include any of the following (collectively, the "Excluded Assets"):

                                    (i)     the Insurance Contracts;

                                    (ii) any shares of the share capital of any
member of the HIG Group or any other equity security issued by any member of the HIG Group; and

                                    (iii) those other properties, assets and
rights expressly identified on Exhibit A.

                           (c) Offers of Employment. On or before the Closing
Date, in accordance with Article 7, the Purchasing Insurers shall extend Offers of Employment to employees in the Employee Group selected by TRM and the Purchasing Insurers.

         14.3 Assumption of Liabilities. Upon the terms and subject to the conditions and limitations set forth in this Agreement, at the Closing, TRM or the applicable Tower Entity will assume from the applicable member of the HIG Group, as appropriate, any and all Liabilities of such Person of any kind or character to the extent relating to or arising from the ownership or use of the Transferred Assets or the Employee Group, including Transferred Employees and Non-Transferred Employees, as such Liabilities exist as of the Closing, but excluding all Excluded Liabilities, regardless of when such Liabilities may be discovered or reported ("Assumed Liabilities"), including the following
Liabilities:

                           (a) any Liability relating to any failure or alleged
failure to comply with, or any violation or alleged violation of, any Applicable Law to the extent relating to the Transferred Assets, the Employee Group, including any Transferred Employees and any Non-Transferred Employees;

                           (b) any Liability to the extent relating to any
breach of any contract or agreement included in the Transferred Assets;

                           (c) any Liability to the extent relating to any
employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, including any Liability to the extent relating to (i) any employee benefit plan or employee benefits maintained by any member of the HIG Group or any Person who was an Affiliate of the HIG Group on or prior to the Closing Date with respect to any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, (ii) the termination of any employee benefit or employee benefit plans with respect to any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, (iii) payroll and employee benefits accrued by any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, (iv) the termination of employment of any employee within the Employee Group, including any Transferred Employee or any Non-Transferred Employee, including, any termination of any such Person deemed to have occurred upon the consummation of the transactions contemplated by this Agreement or the Stock Purchase Agreement, or (v) any "Success Bonus", "Stay Bonus" or other bonus, profit sharing or incentive compensation payable to any Transferred Employee pursuant to any bonus plan of or maintained by any member of the HIG Group or any Person who was an Affiliate of the HIG Group on or prior to the Closing Date;

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                           (d) any Liability arising under any Producer
Agreement or to the extent relating to the Producer under any such Producer Agreement or the activities of such Producer under such Producer Agreement;

                           (e) 50% of any Other Liability; and

                           (f) any Liability for Taxes relating to or arising
from the ownership or use of the Transferred Assets, or any of the Employee Group, including the Transferred Employees and the Non-Transferred Employees prior to the Closing Date.

         14.4 Excluded Liabilities. The members of the HIG Group shall retain, and none of TRM, the Purchasing Insurers or any other Tower Entity shall assume, any Liabilities of any member of the HIG Group or any other CPRE Entity set forth in this Section 2.4, as such Liabilities exist as of the Closing and regardless of when discovered or reported (collectively, the "Excluded Liabilities"). The Excluded Liabilities shall consist of only the following
Liabilities:

                           (a) any Liability to the extent relating to the
Excluded Assets, including Liabilities relating to any Insurance Contract, whether or not in-force at the Closing, and any Liability to the extent relating to any breach of any such Insurance Contract, and all reserves for claims, including claims incurred but not reported and claims in course of settlement, expenses or unearned premium, any loss or loss adjustment expenses, and any Extra Contractual Obligations, with respect to such Insurance Contracts;

                           (b) any Liability relating to any failure or alleged
failure to comply with, or any violation or alleged violation of, any Applicable Law to the extent relating to the Excluded Assets;

                           (c) 50% of any Other Liability;

                           (d) notwithstanding anything to the contrary
contained in this Agreement, including in Section 2.3, any Liability to the extent accrued for on the "Closing Date Balance Sheet" prepared pursuant to
Section 3.3 of the Stock Purchase Agreement, including any Liabilities for Taxes and any Liabilities for any "Success Bonus", "Stay Bonus" or other bonus, profit sharing or incentive compensation payable to any member of the Employee Group; and

                           (e) any Liability for Taxes to the extent relating to
the Excluded Assets.

         14.5     Closing Deliveries.

                           (a) At the Closing, TRM and the Purchasing Insurers,
will deliver to the Selling Insurers the following:

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                                    (i) the payment of the Purchase Price in
accordance with Section 2.7;

                                    (ii) third party consents to the
assignment(s) of the Lease Agreement(s) to the extent obtained;

                                    (iii) third party consents to the
assignments of the Producer Agreements to the extent obtained;

                                    (iv) the Tower Guaranty in the form set
forth at Exhibit C executed by Tower Parent;

                                    (v) subject to any necessary regulatory
approvals, an amendment to the Brokerage Management Agreement making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the applicable Tower Entities, or, alternatively, in the absence of regulatory approval to amend the Brokerage Management Agreement, a new management agreement between the Selling Insurers and the appropriate Tower Entities to effect the intent of this Agreement and the Master Agreement and consistent in all material respects with the Master Agreement and this Agreement;

                                    (vi) subject to any necessary regulatory
approvals, an amendment to the Master Agreement making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the applicable Tower Entities; and

                                    (vii) subject to any necessary regulatory
approvals, amendments to the Intercompany Agreements making the Selling Insurers parties thereto or subject thereto, as appropriate, amending the definition of Brokerage Business in any such agreements to make it consistent with the definition of Brokerage Business in the Master Agreement, as amended pursuant to the amendment referred to above in this Section 2.5(a), to effect the intent of this Agreement and the Master Agreement, and effecting the HIG Extension, executed by the applicable Tower Entities.

                           (b) At the Closing, CPRE will deliver to TRM and the
Purchasing Insurers the following:

                                    (i) The Bills of Sale and General Assignment
Agreements executed by each member of the HIG Group, as appropriate;

                                    (ii) a list of all in-force Insurance
Contracts and a list of all Producers and Producer Agreements;

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                                    (iii) assignment(s) of the Lease
Agreement(s) executed by each member of the HIG Group, as appropriate, and any consents required in connection therewith to the extent obtained;

                                    (iv) assignment(s) of the Producer
Agreement(s) executed by each member of the HIG Group, as appropriate, and any consents required in connection therewith to the extent obtained;

                                    (v) subject to any necessary regulatory
approvals, an amendment to the Brokerage Management Agreement making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the Selling Insurers and the applicable CPRE Entities, or, alternatively, in the absence of regulatory approval to amend the Brokerage Management Agreement, a new management agreement between the Selling Insurers and the appropriate Tower Entities to effect the intent of this Agreement and the Master Agreement and consistent in all material respects with the Master Agreement and this Agreement;

                                    (vi) an amendment to the Master Agreement
making the Selling Insurers parties thereto or subject thereto, as appropriate, to effect the intent of this Agreement and the Master Agreement, amending the definition of "Brokerage Business" (as that term is defined in the Master Agreement and used in the Brokerage Management Agreement) to include the Business of the Selling Insurers, and effecting the HIG Extension, executed by the Selling Insurers and the applicable CPRE Entities;

                                    (vii) subject to any necessary regulatory
approvals, amendments to the Intercompany Agreements making the Selling Insurers parties thereto or subject thereto, as appropriate, amending the definition of Brokerage Business in any such agreements to make it consistent with the definition of Brokerage Business in the Master Agreement, as amended pursuant to the amendment referred to above in this Section 2.5(b), to effect the intent of this Agreement and the Master Agreement, and effecting the HIG Extension, executed by the Selling Insurers and the applicable CPRE Entities;

                                    (viii) copies of the Books and Records;

                                    (ix) such affidavits or certifications in
form and substance reasonably satisfactory to TRM as are necessary to exempt the assignment or transfer of the Transferred Assets pursuant to this Agreement or any of the Ancillary Agreements from the provisions of section 1445 of the Code;

                                    (x) the CastlePoint Guaranty in the form set
forth at Exhibit B executed by CPH; and

                                    (xi) a true and complete copy of the Stock
Purchase Agreement, including all exhibits, schedules and other ancillary materials, as then in effect, executed by each of the parties thereto.

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         14.6     Issuance of the Insurance Contracts Following the Closing.

                           (a) From and after the closing of the transactions
contemplated by the Stock Purchase Agreement and until the Closing, CPRE shall, and shall cause the CPRE Entities including the members of the HIG Group to, carry on the business of the members of the HIG Group in the usual, regular and ordinary course consistent with past practice and to use all commercially reasonable efforts to preserve intact the business of the members of the HIG Group, including their relationships with employees, Policyholders, Producers and others having business dealings with them. Without limiting the generality of the foregoing, CPRE shall, and shall cause the CPRE Entities, including the members of the HIG Group to, (i) use commercially reasonable efforts to continue to renew Insurance Contracts, and enter into new Insurance Contracts and the CPRE Entities will continue to provide the necessary capital capacity for the Selling Insurers to write the Insurance Contracts consistent with Section 2.6(b), (ii) consult and cooperate in good faith with TRM regarding the issuance of any Insurance Contracts of the types that would be managed by TRM pursuant to the Brokerage Management Agreement following the Closing, and (iii) except as required by Applicable Law, not sell, assign or transfer any Insurance Contract to any Person or grant any rights of the Selling Insurers to offer, quote and/or solicit the renewals of any of the Insurance Contracts, including the right to offer to non-renew or cancel and rewrite any of the Insurance Contracts and to solicit replacement insurance coverage, to any Person.

                           (b) On and after the Closing, except as otherwise
provided herein, each of the Selling Insurers shall continue to renew Insurance Contracts, and enter into new Insurance Contracts and the CPRE Entities will continue to provide the necessary capital capacity for the Selling Insurers to write the Insurance Contracts and for CPRE's Affiliates that are authorized insurance companies to write similar agreements of insurance, all in accordance with the ordinary course of business between the Tower Entities and the CPRE Entities, consistent with their past practice, except with respect to the amount of such capital capacity, which the Parties acknowledge and agree will be increased, as necessary, in respect of the Insurance Contracts.

                           (c) On or after the Closing, CPRE shall, at the
option and direction of TRM, cause each of the Selling Insurers not to issue any Insurance Contracts of the types managed by TRM pursuant to the Brokerage Management Agreement, except as required by Applicable Law. Except as provided in Section 2.9, from and after the Closing, except as required by Applicable Law, CPRE shall not, and shall cause the CPRE Entities and the members of the HIG Group to not, sell, assign or transfer any Insurance Contract to any Person or grant any rights of the Selling Insurers to offer, quote and/or solicit the renewals of any of the Insurance Contracts, including the right to offer to non-renew or cancel and rewrite any of the Insurance Contracts and to solicit replacement insurance coverage, to any Person, in each case, without the prior written consent of TRM and the Purchasing Insurers.

         14.7     Consideration.

                           (a) In consideration of the sale, assignment and
transfer of the Transferred Assets and the rights and agreements under Sections
2.6 and 2.9, subject to the terms and conditions of this Agreement, on the Closing Date, TRM or the Purchasing Insurers will pay or cause to be paid to CPRE or any Affiliate thereof, as CPRE may direct, an aggregate amount equal to $16,000,000 (the "Purchase Price"), and CPRE or any Affiliate thereof, as applicable, will accept and acknowledge receipt of the Purchase Price. The Purchase Price shall be paid by wire transfer in immediately available funds to an account(s) designated by CPRE prior to the Closing Date.

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                           (b) As further consideration, the Parties shall
respectively deliver those closing deliveries set forth in Section 2.5 of this Agreement.

                           (c) Subject to receipt of all Required Approvals,
CPRE shall cause the Selling Insurers to pay, to TRM an amount equal to 2.5% of the unearned premium reserve attributable to all Insurance Contracts that were in-force as of the Closing Date (the "UPR Fee"). The UPR Fee shall be paid in four equal quarterly payments commencing at the end of the first calendar quarter following the Closing Date.

                           (d) Not later than 120 days following the Closing
Date, TRM shall provide to CPRE a proposed allocation of the Purchase Price and the Assumed Liabilities (collectively, the "Allocable Amount") among the Transferred Assets. The proposed allocation shall be prepared in a manner consistent with section 1060 of the Code. For purposes of such allocation, the Assumed Liabilities included in the Allocable Amount shall be the assumed liabilities as determined for U.S. federal income tax purposes. CPRE will have ten (10) Business Days from the receipt of the proposed allocation to notify TRM if CPRE disputes the proposed allocation. If TRM has not received notice of any such dispute within such ten (10) Business Day period, the proposed allocation will become final and binding on the Parties (the "Allocation Schedule"). If, however, CPRE has delivered notice of such a dispute to TRM within such ten (10) Business Day period, TRM and CPRE shall discuss their differences with respect to the proposed allocation and attempt in good faith to resolve such differences. If the Parties are unable to resolve such differences within ten
(10) Business Days of the delivery of the notice of dispute, then Ernst & Young (the "Tax Dispute Accountant") shall be engaged to resolve such dispute; provided, that such dispute shall be resolved in favor of TRM unless the Tax Dispute Accountant determines that there is no reasonable basis for TRM's position. The allocation determined by the Tax Dispute Accountant shall become the Allocation Schedule and will be final and binding on the Parties. The fees and expenses of the Tax Dispute Accountant shall be borne equally by TRM and CPRE. CPRE, TRM and the Purchasing Insurers shall prepare and file all returns and reports with respect to Taxes, including Internal Revenue Service Form 8594 (and any replacement or successor form), in a manner consistent with the Allocation Schedule; provided that TRM's and the Purchasing Insurers' cost may differ from the Allocable Amount to reflect capitalizable costs incurred in connection with the transactions contemplated by this Agreement. Notwithstanding anything to the contrary, any final allocation pursuant to this Section 2.7(d) shall to the extent permitted by applicable law be determined consistently with the final allocation determined under Section 11.6(b) of the Stock Purchase Agreement.

         14.8 Consent of Third Parties. Notwithstanding anything to the contrary herein, this Agreement shall not constitute an agreement to assign or transfer any approval, instrument, contract, lease, permit or other property, asset, or right included in the Transferred Assets or any claim, right or benefit arising thereunder or resulting therefrom if an assignment or transfer or an attempt to make such an assignment or transfer without the approval, authorization, consent or permit of a third party would constitute a breach or violation thereof or affect adversely the rights of any Tower Entity, any member of the HIG Group, or any CPRE Entity thereunder; and any transfer or assignment to any Tower Entity by any member of the HIG Group of any interest under any such approval, instrument, contract, lease, permit or other property, asset or right that requires the approval, authorization, consent or permit of a third party shall

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be made subject to the same being obtained. In the event any such approval, authorization, consent or permit is not obtained on or prior to the Closing Date, CPRE shall, and shall cause the members of the HIG Group to, continue to use all commercially reasonable efforts to obtain any such approval, authorization, consent or permit after the Closing Date until such time as such approval, authorization, consent or permit has been obtained, and CPRE will cooperate, and will cause the members of the HIG Group to cooperate, with the Tower Entities in any lawful arrangement to provide that the applicable Tower Entity shall receive the interest of the members of the HIG Group in the benefits under any such approval, instrument, contract, lease or permit or other property, asset or right, including performance by CPRE and/or the member of the HIG Group as agents, provided that the applicable Tower Entity shall undertake to pay or satisfy the corresponding Liabilities for the enjoyment of such benefit to the extent such Tower Entity, would have been responsible therefor hereunder if such approval, authorization, consent or permit had been obtained. Nothing in this Section 2.8 shall be deemed a waiver by TRM or any other Tower Entity of their respective rights to have received on or before the Closing an effective assignment of all of the Transferred Assets nor shall this Section 2.8 be deemed to constitute an agreement to exclude from the Transferred Assets any properties, assets or rights described in Section 2.2(a).

         14.9     Renewal Rights.

                           (a) At any time following the Closing Date, at the
option of TRM, without any additional consideration and as directed by TRM by delivery pursuant to the Brokerage Management Agreement of a written Non-Renewal Notice, CPRE shall cause each Selling Insurer, as applicable, to send to each Policyholder whose Insurance Contract is indicated in the relevant Non-Renewal Notice, within 30 days following receipt of the Non-Renewal Notice, written notice in the form directed by TRM and reasonably acceptable to the applicable Selling Insurer advising such Policyholder that (i) such Selling Insurer will not renew or will cancel the Insurance Contract, and (ii) one or more of the Purchasing Insurers, their Insurer Affiliates or other duly licensed, eligible or otherwise authorized insurance companies selected by the Purchasing Insurers may issue to the Policyholder a Purchasing Insurer Policy (defined below).

                           (b) Following delivery of a Non-Renewal Notice, one
or more of the Purchasing Insurers, in its own name and on its own behalf, or in the name and on behalf of any of its Insurer Affiliates or other duly licensed, eligible or otherwise authorized insurance companies selected by the Purchasing Insurers, shall be entitled to and may, in connection with the first expiration, renewal, or anniversary date of each specified Insurance Contract on or after the date of the Non-Renewal Notice, solicit, quote, bind, write and/or issue, or cause to be solicited, quoted, bound, written and/or issued to any Policyholder prior to or upon the expiration, cancellation or non-renewal of such Policyholder's Insurance Contract(s), policies or other evidences of insurance coverage on the policy forms of the applicable Purchasing Insurer, Insurer Affiliates or other duly licensed, eligible or otherwise authorized insurance companies selected by the Purchasing Insurers (each such new policy, a "Purchasing Insurer Policy"), subject in each case to Applicable Law, and the rights of Producers and Policyholders.

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                           (c) Upon receipt of a Notice of Non-Renewal, the
applicable Selling Insurer shall, subject to the provisions of Applicable Law, cease renewing the specified Insurance Contracts and shall promptly make all required filings with Government Authorities relating to such non-renewal.

         14.10    HIG Extension Adjustment.

                           (a) If the HIG Extension shall be limited to a period
of six months, pursuant to the first proviso in the definition of HIG Extension, CPRE or TRM shall be obliged to pay the HIG Adjustment Amount to the other pursuant to the terms of this Section 2.10. Within 60 days following the first anniversary of the first day of the HIG Extension (the "HIG Extension Anniversary Date"), TRM shall prepare and deliver to CPRE a statement (the "HIG Adjustment Amount Statement") setting forth the calculation in reasonable detail of the difference (the "HIG Adjustment Amount", which amount may be a negative or positive number) between (i) the amount actually paid by CPRE Entities to Tower Entities under the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements with respect to the period beginning on the first day following the expiration of the HIG Extension and ending on the HIG Extension Anniversary Date less (ii) the amount that would have been paid by CPRE Entities to Tower Entities under the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements with respect to the period beginning on the first day following the expiration of the HIG Extension and ending on the HIG Extension Anniversary Date, if the HIG Extension had been for a period of one year.

                           (b) The HIG Adjustment Amount Statement shall become
final, binding and conclusive upon the Parties on the 30th day following CPRE's receipt of the HIG Adjustment Amount Statement, unless prior to such 30th day CPRE delivers to TRM a written notice (a "Dispute Notice") stating that CPRE believes the HIG Adjustment Amount Statement contains errors and specifying in reasonable detail each item that CPRE disputes (a "Disputed Item"), the amount in dispute for each such Disputed Item and the reasons supporting CPRE's positions.

                           (c) If CPRE delivers a Dispute Notice, then CPRE and
TRM shall seek in good faith to resolve the Disputed Items during the 15-day period beginning on the date TRM receives the Dispute Notice (the "Resolution Period"). If CPRE and TRM reach agreement with respect to any Disputed Items, TRM shall revise the HIG Adjustment Amount Statement to reflect such agreement.

                           (d) If TRM and CPRE are unable to resolve all of the
Disputed Items during the Resolution Period, then TRM and CPRE shall independently engage and submit the unresolved Disputed Items (the "Unresolved Items") to KPMG LLP or such other nationally recognized public accounting firm upon whom TRM and CPRE mutually agree (the "Independent Accountant"). TRM and CPRE shall use their commercially reasonable efforts to cause the Independent Accountant to issue its written determination regarding the Unresolved Items within 30 days after such items are submitted for review. The Independent Accountant shall make a determination with respect to the Unresolved Items only and in a manner consistent with this Section 2.10, and in no event shall the Independent Accountant's determination of the Unresolved Items be for an amount that is outside the range of TRM's and CPRE's disagreement with respect to each individual item. Each Party shall and shall cause its respective Affiliates to use commercially reasonable efforts to furnish to the Independent Accountant such work papers and other documents and information pertaining to the Unresolved Items as the Independent Accountant may request. The determination of the Independent Accountant shall be final, binding and conclusive on the Parties absent manifest error, and TRM shall revise the HIG Adjustment Amount Statement to reflect such determination upon receipt thereof. The fees, expenses and costs of the Independent Accountant shall be borne equally by TMR and CPRE.

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                           (e) Within five Business Days after the HIG
Adjustment Amount Statement is finalized pursuant to this Section 2.10, each of the CPRE Entities and the Tower Entities, as applicable, will use commercially reasonable efforts to obtain all such approvals, authorizations, consents and permits from Governmental Authorities necessary in connection with payment of the HIG Payment Amount (collectively, the "HIG Payment Amount Approvals"). Within five Business Days following receipt of the HIG Payment Amount Approvals,
(i) if the HIG Adjustment Amount is a negative number, CPRE shall pay to TRM the HIG Adjustment Amount (expressed as a positive number) and (ii) if the HIG Adjustment Amount is a positive number, TRM shall pay to CPRE the HIG Adjustment Amount. Notwithstanding anything to the contrary in the immediately preceding sentence, failure to obtain the HIG Adjustment Amount Approvals shall not limit the obligations of CPH or Tower Parent to pay the HIG Adjustment Amount under the CastlePoint Guaranty or Tower Guaranty, as the case may be, within five Business Days after the HIG Adjustment Amount Statement is finalized pursuant to this Section 2.10.

                                   ARTICLE 15
                     REPRESENTATIONS AND WARRANTIES OF CPRE
                     --------------------------------------

         CPRE represents and warrants to the Purchasing Insurers that as of the date hereof and as of the Closing Date (or, if made as of a specified date, as of such date):

         15.1 Corporate Existence. CPRE has been duly organized, is validly existing and is in good standing under the laws of Bermuda, its country of incorporation.

         15.2 Corporate Authority. The execution, delivery and performance by CPRE of this Agreement and the Ancillary Agreements are within its corporate powers and have been duly authorized by all necessary corporate action on the part of CPRE. On the Closing Date, the execution, delivery and performance by the members of the HIG Group of the Ancillary Agreements shall have been duly authorized by all necessary corporate action on the part of each such Person. This Agreement constitutes, and when executed and delivered the Ancillary Agreements will constitute, valid and legally binding agreements, enforceable against CPRE and the members of the HIG Group party thereto, as applicable, in accordance with their respective terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

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         15.3 Governmental Authorization. The execution, delivery and performance by CPRE and the members of the HIG Group party thereto of this Agreement and the Ancillary Agreements require no action by or in respect of, or filing with, any Governmental Authority on the part of CPRE or any Affiliate thereof (including the members of the HIG Group) other than the Required Approvals, filings and notices not required to be made or given until after the Closing Date, and any such other action or filing as to which the failure to make or obtain would not, individually or in the aggregate, materially impair the contemplated benefits of the transactions contemplated hereby or by the Ancillary Agreements or the ability of the applicable Tower Entities to use the Transferred Assets in the conduct of their business following the Closing.

         15.4 Due Diligence. The CPRE Entities, including CPRE (i) have conducted on their own behalf a due diligence examination of the operations, assets, books and records of the HIG Group, including the Selling Insurers, and
(ii) have determined to enter into this Agreement and the Ancillary Agreements based on such due diligence examination and the representations, warranties, covenants and undertakings of TRM and the Purchasing Insurers herein and in the Ancillary Agreements. The determination to enter into this Agreement and the Ancillary Agreements is in no way based on, nor have any of the CPRE Entities relied upon, any representations and warranties, whether written or oral, made by any of the Tower Entities to any of the CPRE Entities, about the business, operations, assets, books and records, including the Business, Excluded Assets, and Excluded Liabilities, of any member of the HIG Group, including the Selling Insurers, except those representations and warranties set forth herein and in the Ancillary Agreements.

         15.5 Non-Contravention. The execution, delivery and performance by CPRE and the CPRE Entities (other than members of the HIG Group) party thereto of this Agreement and the Ancillary Agreements does not and will not (i) violate the charter or bylaws of CPRE or any of the CPRE Entities (other than the members of the HIG Group), (ii) assuming compliance with the filings, notices, approvals and other matters referred to in Section 3.3, violate any Applicable Law, or (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of CPRE or any of the CPRE Entities (other than the members of the HIG Group) to a loss of any benefit to which CPRE or any of the CPRE Entities (other than the members of the HIG Group) is entitled under any Insurance Contract, material reinsurance agreement, any material agreement or any other instrument binding upon CPRE or any of the CPRE Entities (other than the members of the HIG Group), or any license, franchise, permit or other similar authorization held by CPRE or any of the CPRE Entities (other than the members of the HIG Group) that is material to its business or to the Transferred Assets.

         15.6 No Brokers. No broker, finder or other similar agent has represented CPRE or acted for or on behalf of CPRE in connection with the transactions contemplated hereby in such a manner as to give rise to any valid claim or demand against any Tower Entity for a brokerage commission, finder's fee or other similar payment.

         15.7 Stock Purchase Agreement. CPRE has provided a true and complete copy of the Stock Purchase Agreement, including all exhibits, schedules and ancillary documents thereto, to TRM and the Purchasing Insurers and there have been no changes to the Stock Purchase Agreement (or any of such exhibits, schedules or ancillary documents) since the date so provided.

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                                   ARTICLE 16
          REPRESENTATIONS AND WARRANTIES OF PURCHASING INSURERS AND TRM
          -------------------------------------------------------------

         The Purchasing Insurers and TRM each represent and warrant to CPRE that as of the date hereof and as of the Closing Date (or, if made as of a specified date, as of such date):

         16.1 Corporate Existence. Each of the Purchasing Insurers and TRM has been duly organized, is validly existing and is in good standing under the laws of its state of incorporation.

         16.2 Corporate Authority. The execution, delivery and performance by the Purchasing Insurers and TRM of this Agreement and the Ancillary Agreements are within their respective corporate powers and have been duly authorized by all necessary corporate action on the part of each Purchasing Insurer or TRM, as applicable. On the Closing Date, the execution, delivery and performance by any applicable Tower Entities of the Ancillary Agreements shall have been duly authorized by all necessary corporate action on the part of each such Person. This Agreement constitutes, and when executed and delivered the Ancillary Agreements will constitute, valid and legally binding agreements, enforceable against each of the Purchasing Insurers, TRM and the Tower Entities party thereto, as applicable, in accordance with their respective terms, subject to
(i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         16.3 Due Diligence. The Tower Entities, including TRM and each Purchasing Insurer (i) have conducted on their own behalf a due diligence examination of the operations, assets, books and records of the HIG Group, including the Selling Insurers, and (ii) have determined to enter into this Agreement and the Ancillary Agreements based on such due diligence examination and the representations, warranties, covenants and undertakings of CPRE herein and in the Ancillary Agreements. The determination to enter into this Agreement and the Ancillary Agreements is in no way based on, nor have any of TRM or the Purchasing Insurers relied upon, any representations and warranties, whether written or oral, made by any of the CPRE Entities to any of the Tower Entities, about the business, operations, assets, books and records, including the Business, Transferred Assets, and Books and Records, of any member of the HIG Group, including any of the Selling Insurers, except those representations and warranties set forth herein and in the Ancillary Agreements.

         16.4 Governmental Authorization. The execution, delivery and performance by the Purchasing Insurers, TRM and the Tower Entities party thereto of this Agreement and the Ancillary Agreements require no action by or in respect of, or filing with, any Governmental Authority on the part of the Purchasing Insurers, TRM or any Affiliate (including the other Tower Entities) thereof (including the other Tower Entities) other than the Required Approvals, filings and notices not required to be made or given until after the Closing Date, and any such other action or filing as to which the failure to make or obtain would not, individually or in the aggregate, materially impair the contemplated benefits of the transactions contemplated hereby or by the Ancillary Agreements or the ability of CPRE to conduct the business of the Selling Insurers following the Closing.

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

         16.5 Non-Contravention. The execution, delivery and performance by the Purchasing Insurers, TRM and the Tower Entities party thereto of this Agreement and the Ancillary Agreements does not and will not (i) violate the charter or bylaws of the Purchasing Insurers, TRM or the Tower Entities, (ii) assuming compliance with the filings, notices, approvals and other matters referred to in
Section 4.4, violate any Applicable Law, or (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Purchasing Insurers, TRM or the Tower Entity or to a loss of any benefit to which the Purchasing Insurers, TRM or the Tower Entity is entitled under any material reinsurance agreement, any material agreement or any other instrument binding upon the Purchasing Insurers, TRM or the Tower Entities, or any license, franchise, permit or other similar authorization held by the Purchasing Insurers, TRM or the Tower Entities that is material to their business.

         16.6 No Brokers. No broker, finder or other similar agent has represented the Purchasing Insurers and TRM or acted for or on behalf of the Purchasing Insurers and TRM in connection with the transactions contemplated hereby in such a manner as to give rise to any valid claim or demand against CPRE for a brokerage commission, finder's fee or other similar payment.

                                   ARTICLE 17
                                COVENANTS OF CPRE
                                -----------------

         17.1 Further Assurances. CPRE shall make commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things and execute, or cause to be executed, any documents necessary or advisable to consummate and make effective the transactions contemplated by this Agreement, the Stock Purchase Agreement and the Ancillary Agreements, in accordance with their respective terms and subject to their respective conditions, including to more effectively sell, transfer and assign to the applicable Tower Entities, and to put the applicable Tower Entities in actual possession and control of the Transferred Assets, free and clear of any and all liens and encumbrances; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon any Party any material Liability, risk or obligation not contemplated by this Agreement or any of the Ancillary Agreements.

         17.2 Compliance With Law. CPRE shall, and, following the closing of the transactions contemplated by the Stock Purchase Agreement, shall cause each member of the HIG Group to, comply with all Applicable Laws relating to the performance by CPRE and the members of the HIG Group of their duties and obligations under this Agreement and the Ancillary Agreements.

         17.3 Intercompany Agreements. Subject to receipt of all Required Approvals, CPRE shall cause each of the Selling Insurers to enter into the amendments to the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements referred to in clauses (v), (vi) and (vii) of Section 2.5(a) and clauses (v), (vi) and (vii) of Section 2.5(b).

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

         17.4 Rights under Stock Purchase Agreement. Both before and after the closing of the transactions contemplated by the Stock Purchase Agreement, CPRE will not amend or modify the Stock Purchase Agreement in any respect, and will not grant any waiver thereunder or take any action, or agree, to terminate the Stock Purchase Agreement, without the prior written consent of TRM, which consent shall not be unreasonably withheld. CPRE shall, both before and after the closing of the transactions contemplated by the Stock Purchase Agreement, exercise all of its rights, perform all of its obligations and take all such actions under and in accordance with the terms of the Stock Purchase Agreement, including in respect of Articles VIII, X and XI of the Stock Purchase Agreement, as may be reasonably directed by TRM or the Purchasing Insurers in order to protect the rights of TRM and the Purchasing Insurers with respect to the Transferred Assets and their other rights hereunder and under the Ancillary Agreements and to mitigate TRM's and the Purchasing Insurers' risks with respect to the Excluded Liabilities, the Assumed Liabilities and the obligations under
Article 11 of this Agreement. Without limiting the foregoing, CPRE shall provide all Tax Returns required to be prepared or otherwise furnished by CPRE as described in Section 11.2(b) of the Stock Purchase Agreement to TRM for its consent, which consent shall not be unreasonably withheld, prior to providing such Tax Returns to BUSC as provided in Section 11.2(c) of the Stock Purchase Agreement. All out of pocket costs and expenses, including reasonable attorney fees, incurred by CPRE in connection with exercising all such rights and taking all such actions as directed by TRM or the Purchasing Insurers shall be borne solely by TRM and the Purchasing Insurers. CPRE hereby assigns to TRM and the Purchasing Insurers its rights to enforce the terms of the Stock Purchase Agreement, including in respect of Articles VIII, X and XI of the Stock Purchase Agreement, in the event that CPRE fails to exercise such rights, or to promptly take any actions, to the reasonable satisfaction of TRM and the Purchasing Insurers, and confirms that Tower Parent and its subsidiaries are permitted assignees with respect to such assignment under the Stock Purchase Agreement. CPRE shall pay over or cause to paid over promptly to TRM or another Tower Entity, at TRM's direction, any amounts received by CPRE or any CPRE Entity under or relating to the Stock Purchase Agreement net of any Taxes incurred by any CPRE Entity by reason of the receipt by any CPRE Entity of such amounts (to the extent not offset by tax benefits resulting from the corresponding payment pursuant to the last sentence of this Section 5.4) in connection with the intents and purposes of this Section 5.4.

         17.5 Consents; Filings. Without limiting the generality of Section 5.1, CPRE will use commercially reasonable efforts to (i) obtain as promptly as practicable all approvals, authorizations, consents and permits required to be obtained by the HIG Group or any CPRE Entity in connection with the authorization, execution and delivery of this Agreement, the Stock Purchase Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including the Required Approvals hereunder and necessary consents of landlords to the assignment of the Lease Agreements and
(ii) make, as promptly as practicable, all necessary filings (including for the removal of any and all liens and other encumbrances on the Transferred Assets) and thereafter make any other required submissions, with respect to this Agreement, the Stock Purchase Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, in each case, required under any Applicable Law, including using its commercially reasonable efforts to contest in good faith any Litigation challenging or seeking to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement, the Stock Purchase Agreement or the Ancillary Agreements. CPRE shall cooperate with the Tower Entities in connection with the seeking of all such approvals, authorizations, consents and permits and the making of all such filings, and will promptly notify TRM and the Purchasing Insurers in writing of any pending or, to the knowledge of CPRE, threatened Litigation by any Governmental Authority or any other Person (A) challenging or seeking material monetary damages in connection with the consummation of the transactions contemplated by this Agreement, the Stock Purchase Agreement or the Ancillary Agreements or (B) seeking to restrain or prohibit, enjoin, alter or materially delay the transactions contemplated by this Agreement, the Stock Purchase Agreement or the Ancillary Agreements.

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

         17.6     Full and Complete Access.

                           (a) Prior to the closing of the transactions
contemplated by the Stock Purchase Agreement, CPRE shall afford TRM and the Purchasing Insurers full and complete access to all books and records; financial statements, projections, facilities, personnel, business plans and work papers; and financial and other data, in each case, relating to the members of the HIG Group, including relating to the Transferred Assets, the Assumed Liabilities and the Business to which CPRE is entitled under the terms of the Stock Purchase Agreement. CPRE shall, at the sole cost and expense of TRM, furnish promptly to TRM and the Purchasing Insurers copies of such materials as they shall reasonably request.

                                   ARTICLE 18
                  COVENANTS OF TRM AND THE PURCHASING INSURERS
                  --------------------------------------------

         18.1 Further Assurances. TRM and each of the Purchasing Insurers shall make commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things and execute, or cause to be executed, any documents necessary, or advisable to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements, in accordance with their respective terms and subject to their respective conditions; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon any Party any material Liability, risk or obligation not contemplated by this Agreement or any of the Ancillary Agreements.

         18.2 Compliance With Law. TRM and each of the Purchasing Insurers shall, and shall cause each applicable Tower Entity to, comply with all Applicable Laws relating to the performance by TRM, each of the Purchasing Insurers and each applicable Tower Entity of their respective duties and obligations under this Agreement and the Ancillary Agreements.

         18.3 Consents; Filings. Without limiting the generality of Section 6.1, TRM and the Purchasing Insurers will use commercially reasonable efforts to (i) obtain as promptly as practicable all approvals, authorizations, consents and permits required to be obtained by any Tower Entity in connection with the authorization, execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including the Required Approvals hereunder and necessary consents of landlords to the assignment of the Lease Agreements and (ii) make, as promptly as practicable, all necessary filings and thereafter make any other required submissions, with respect to this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, in each case, required under any Applicable Law, including using its commercially reasonable efforts to contest in good faith any Litigation challenging or seeking to prevent, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Ancillary Agreements. TRM and the Purchasing Insurers shall cooperate with the CPRE Entities in connection with the seeking of all such approvals, authorizations, consents and permits and the making of all such filings and will promptly notify CPRE in writing of any pending or, to the knowledge of TRM or the Purchasing Insurers, threatened Litigation by any Governmental Authority or any other Person (A) challenging or seeking material monetary damages in connection with the consummation of the transactions contemplated hereby or by the Ancillary Agreements or (B) seeking to restrain or prohibit, enjoin, alter or materially delay the transactions contemplated by this Agreement or the Ancillary Agreements. Notwithstanding anything to the contrary contained in this Agreement or any Ancillary Agreement, no Tower Entity shall be required to take any action that involves divestiture of an existing business or material assets of such Person.

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

         18.4 Intercompany Agreements. Subject to receipt of all Required Approvals, TRM and the Purchasing Insurers shall cause each of applicable Tower Entity to enter into the amendments to the Brokerage Management Agreement, the Master Agreement and the Intercompany Agreements referred to in clauses (v),
(vi) and (vii) of Section 2.5(a) and clauses (v), (vi) and (vii) of Section 2.5(b).

                                   ARTICLE 19
                                EMPLOYEE MATTERS
                                ----------------

         19.1     Offers of Employment.

                           (a) On or before the Closing Date, TRM, or at TRM's
direction, another Tower Entity, may extend an offer of employment to such employees of the HIG Group (collectively, the "Employee Group") that the Purchasing Insurers select (each such offer, an "Offer of Employment"). The employment of each employee who accepts the Offer of Employment (collectively, the "Transferred Employees") will take effect as of the first Business Day following the Closing Date or such date thereafter as agreed between the applicable Tower Entity and Transferred Employee (the "Transfer Date"). Those employees who are not Transferred Employees will be referred to as "Non-Transferred Employees." On the Closing Date, CPRE shall, or shall cause the appropriate members of the HIG Group to, terminate the employment of all Non-Transferred Employees. Notwithstanding anything to the contrary set forth herein, nothing herein shall preclude the applicable Tower Entity from terminating the employment of any Transferred Employees for any reason whatsoever.

                           (b) If any such member of the Employee Group is not
offered employment, the Purchasing Insurers shall provide severance payments to those employees not offered employment, consistent with the terms of the Stock Purchase Agreement.

         19.2 Termination of Employment Agreements. With respect to any Transferred Employee who is a party to an employment agreement with the HIG Group (each agreement and "Employment Agreement"), each Purchasing Insurer shall use commercially reasonable efforts to obtain, on or prior to the Transfer Date, the consent of such Transferred Employee to the termination of such Employment Agreement. On and after the Closing Date, CPRE shall cause each member of the HIG Group to release such Transferred Employees from any restrictive covenant in any employment agreement that would impede, directly or indirectly, such Transferred Employee, from accepting the Offer of Employment. Each Purchasing Insurer shall be responsible for any and all Liabilities with respect to, in connection with, or arising out of the termination of any Employment Agreement between a member of the HIG Group and any member of the Employee Group.

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

         19.3 Employee Benefits. As of the Closing Date, the Tower Entities will provide, or will cause to be provided, to Transferred Employees employee benefits comparable to those that CPRE has agreed to provide or cause to be provided to the Transferred Employees pursuant to the Stock Purchase Agreement. CPRE shall cause each member of the HIG Group to transfer to the relevant Tower Entities or, at their direction, an Affiliate thereof, assets of any employee benefit plan maintained by any member of the HIG Group covering the members of the Employee Group, including the Transferred Employees and the Non-Transferred Employees, and the relevant Tower Entities shall assume any and all Liabilities related to or arising out of such plans.

         19.4 Non-Transferred Employees. As of the Closing Date, TRM and the Purchasing Insurers will retain and be responsible for all compensation, benefit, severance and employment related obligations and Liabilities relating to each Non-Transferred Employee and each Transferred Employee in respect of any period prior to such Transferred Employee's Transfer Date.

         19.5 Cooperation. From and after the Closing Date, CPRE shall cause the Non-Transferred Employees to provide reasonable assistance to TRM and the Purchasing Insurers, at the expense of TRM and the Purchasing Insurers, at times and locations as reasonably requested by TRM or the Purchasing Insurers that do not materially interfere with or disrupt the business and operations of the HIG Group, CPRE, or any of the Selling Insurers, in the defense of any Litigation, arbitration, claim, complaint, audit, proceeding, or investigation (whether threatened existing, initiated or contemplated prior to, on or after the Closing
Date) arising out of any event that occurred on or prior to the Closing Date that involves facts or circumstances with which any such Non-Transferred Employees was involved or acquainted as a director, officer or employee or advisor of any member of the HIG Group.

                                   ARTICLE 20
              CONDITIONS PRECEDENT TO THE OBLIGATION OF TRM AND THE
                          PURCHASING INSURERS TO CLOSE
                          ----------------------------

         The obligations of TRM and the Purchasing Insurers to consummate the Closing under this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by TRM and the Purchasing Insurers in writing:

         20.1 Governmental Approvals. All approvals, authorizations, consents and permits from Governmental Authorities necessary for consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, including any such approvals, authorizations, consents and permits from Governmental Authorities necessary in connection with the amendments referred to in clauses (v), (vi) and (vii) of Sections 2.5(a) and 2.5(b) (collectively, the "Required Approvals"), shall have been obtained and be in full force and effect and TRM and the Purchasing Insurers shall have been furnished with appropriate evidence, reasonably satisfactory to them and their counsel, of the granting of the Required Approvals.

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

         20.2 Representations, Warranties and Covenants. (a) CPRE shall have performed, and shall have caused the relevant CPRE Entities and, following the closing of the transactions contemplated by the Stock Purchase Agreement, shall have caused the relevant members of the HIG Group, to perform, in all material respects all of their respective obligations under this Agreement required to be performed by them on or prior to the Closing Date; and (b) the representations and warranties of CPRE contained in this Agreement shall be true, complete and correct in all material respects on the Closing Date as if made at and as of the Closing Date.

         20.3 Closing Deliveries. All of the closing deliveries of CPRE under
Section 2.5(b) shall have been delivered to TRM and the Purchasing Insurers.

         20.4 Injunction and Litigation. There shall be no effective injunction, writ, preliminary restraining order or any other order or legal restraint or prohibition of any nature issued by a Governmental Authority of competent jurisdiction or any pending Litigation that seeks to prohibit or enjoin the consummation of the transactions contemplated in this Agreement or the Ancillary Agreements.

         20.5 Closing of the Stock Purchase Agreement. The closing of the transactions contemplated by the Stock Purchase Agreement shall have occurred in accordance with the Stock Purchase Agreement and the related disclosure schedules and exhibits thereto.

                                   ARTICLE 21
             CONDITIONS PRECEDENT TO THE OBLIGATION OF CPRE TO CLOSE
             -------------------------------------------------------

         The obligations of CPRE to consummate the Closing under this Agreement are subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by CPRE in writing:

         21.1 Governmental Approvals. All Required Approvals shall have been obtained and be in full force and effect and CPRE shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of the Required Approvals.

         21.2 Representations, Warranties and Covenants. (a) TRM and the Purchasing Insurers shall have performed, and shall have caused the relevant Tower Entities to perform, in all material respects all of their respective obligations under this Agreement required to be performed by them on or prior to the Closing Date; and (b) the representations and warranties of TRM and the Purchasing Insurers contained in this Agreement shall be true, complete and correct in all material respects on the Closing Date as if made at and as of the Closing Date.

         21.3 Closing Deliveries. All of the closing deliveries of TRM and the Purchasing Insurers under Section 2.5(a) shall have been delivered to CPRE.

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

         21.4 Payment to CPRE. CPRE shall have received the Purchase Price in accordance with Section 2.7.

         21.5 Injunction and Litigation. There shall be no effective injunction, writ, preliminary restraining order or any other order or legal restraint or prohibition of any nature issued by a Governmental Authority of competent jurisdiction or any pending Litigation that seeks to prohibit or enjoin the consummation of the transactions contemplated in this Agreement or the Ancillary Agreements.

         21.6 Closing of the Stock Purchase Agreement. The closing of the transactions contemplated by the Stock Purchase Agreement shall have occurred in accordance with the Stock Purchase Agreement and the related disclosure schedules and exhibits thereto.

                                   ARTICLE 22
                          TERMINATION PRIOR TO CLOSING
                          ----------------------------

         22.1 Termination of Agreement. This Agreement may be terminated as follows:

                           (a) by CPRE, TRM or the Purchasing Insurers, by
written notice to the other Parties, if there shall be in effect a final nonappealable order, writ, injunction or decree of any Governmental Authority of competent jurisdiction binding on any of the Parties that prohibits, restrains or enjoins any of the Parties from consummating the transactions contemplated in this Agreement or the Ancillary Agreements; provided, however, that the right to terminate this Agreement under this Section 10.1(a) shall not be available to a Party if such order, writ, injunction or decree resulted from the failure of such Party to perform any of its obligations under this Agreement;

                           (b) by CPRE, TRM or the Purchasing Insurers, by
written notice to the other Parties, if the closing of the transactions contemplated by this Agreement have not been consummated on or prior to April 1, 2011 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(b) shall not be available to a Party if the failure of the Closing to occur prior to the such date resulted from the failure of such Party to perform any of its obligations under this Agreement;

                           (c) by TRM or the Purchasing Insurers, by written
notice to CPRE, if a material breach of any representation, warranty, covenant or agreement on the part of CPRE, any CPRE Entity or, following the closing of the transactions contemplated by the Stock Purchase Agreement, any member of the HIG Group, set forth in this Agreement shall have occurred that would cause any of the conditions set forth in Article 8 not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within sixty (60) calendar days following receipt by CPRE of notice of such breach from TRM or the Purchasing Insurers;

                           (d) by CPRE, by written notice to TRM and the
Purchasing Insurers, if a material breach of any representation, warranty, covenant or agreement on the part of TRM, any of the Purchasing Insurers or any Tower Entity set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Article 9 not to be satisfied, and such breach is incapable of being cured or, if capable of being cured, shall not have been cured within sixty (60) calendar days following receipt by TRM and the Purchasing Insurers of notice of such breach from CPRE;

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

                           (e) upon the termination of the Stock Purchase
Agreement in accordance with the Stock Purchase Agreement and the related disclosure schedules and exhibits thereto; or

                           (f) at any time prior to the Closing by mutual
written consent of the Parties.

         22.2 Survival Upon Termination. If this Agreement is terminated pursuant to Section 10.1 hereof, this Agreement will become null and void and of no force and effect, except for Article 12, which shall survive such termination, provided that, no Party shall be relieved or released from any Liabilities arising or resulting directly from any breach of this Agreement.

                                   ARTICLE 23
                            SURVIVAL; INDEMNIFICATION
                            -------------------------

         23.1 Survival. All covenants, undertakings and agreements contained in this Agreement, the Ancillary Agreements or any document, certificate, schedule or instrument delivered or executed in connection herewith or therewith to be performed or complied with after the Closing Date shall survive for the period of eighteen months following the Closing; provided that the applicable Parties' obligation to provide indemnification under Sections 11.2(a)(ii), 11.2(a)(iii), 11.2(a)(iv), and, with respect to the foregoing, 11.2(a)(v), and Sections 11.3(a)(ii), 11.3(a)(iii), 11.3(a)(iv) and, with respect to the foregoing, 11.3(a)(v), shall survive indefinitely. Notwithstanding the foregoing, if prior to the close of business on the last day of the aforementioned eighteen month period, an Indemnified Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

         23.2     Indemnification by CPRE.

                           (a) Indemnification. From and after the Closing,
subject to the remainder of this Article 11, CPRE shall indemnify, defend and hold harmless each Tower Entity, including TRM and the Purchasing Insurers, and their respective officers, directors, employees, agents, Representatives, successors and permitted assigns (collectively, the "Purchaser Indemnified Parties") from and against any and all damages, losses, charges, deficiencies, liabilities, obligations, claims, judgments, costs and expenses (including reasonable attorneys' fees and reasonable expenses of investigation in connection with any action, suit or proceeding) (collectively, "Loss" or "Losses") to which any of them become subject, arising or resulting from:

                                    (i) any material breach by CPRE of any
representation or warranty contained in this Agreement or in any Ancillary Agreement;

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

                                    (ii) any material breach by CPRE, any CPRE
Entity or any member of the HIG Group of any covenant made by it in this Agreement or in any Ancillary Agreement to which such Person is a party;

                                    (iii) any of the Excluded Assets or their
use;

                                    (iv) any of the Excluded Liabilities or
their use; and

                                    (v) the enforcement of their rights under
this Section 11.2.

                           (b)      Limitation.

                                    (i) Notwithstanding the foregoing, CPRE
shall not be liable under this Section 11.2 unless the total aggregate amount of Losses with respect to all such claims or matters exceeds $50,000 and then only to the extent of such excess. The maximum amount of CPRE's collective and aggregate liability under Section 11.2(a) shall in no event exceed the Purchase Price. Notwithstanding anything to the contrary in this Section 11.2(b), CPRE's obligation to provide indemnification under Sections 11.2(a)(iii) and 11.2(a)(iv), and, with respect to the foregoing, 11.2(a)(v), shall not be subject to any basket, deductible, cap or other similar limitation.

                                    (ii) Notwithstanding anything to the
contrary set forth in this Section 11.2, none of the Purchaser Indemnified Parties shall be entitled to indemnification pursuant to this Section 11.2 to the extent that (i) Losses result from acts, omissions or conduct of any Purchaser Indemnified Party, unless such acts, omissions or conduct were committed at the written direction of CPRE, or (ii) such Loss is also a Loss for which the CPRE Indemnified Parties are indemnified pursuant to Section 11.3 of this Agreement. Each of TRM and the Purchaser Insurers acknowledges that none of CPRE, the Selling Insurers, or any of their Affiliates shall be deemed to have guaranteed the profitability of the Business, Transferred Assets, or any transaction contemplated under this Agreement or the Ancillary Agreements, or any volume of sales, and no indemnification shall arise based on an assertion of such a guarantee of profitability or volume of sales.

         23.3     Indemnification by the Purchasing Insurers.

                           (a) Indemnification. From and after the Closing,
subject to the remainder of this Article 11, each of TRM and the Purchasing Insurers, jointly and severally, shall indemnify, defend and hold harmless CPRE, the CPRE Entities, the members of the HIG Group, including the Selling Insurers, and their respective officers, directors, employees, agents, Representatives, successors and permitted assigns (collectively, the "CPRE Indemnified Parties") from and against any and all Losses to which any of them become subject, arising or resulting from:

                                    (i) any material breach by any of TRM and
the Purchasing Insurers of any representation or warranty contained in this Agreement or in any Ancillary Agreement;

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

                                    (ii) any material breach by any Tower
Entity, including TRM and the Purchasing Insurers, of any covenant made by any of them in this Agreement or in any Ancillary Agreement to which such Person is a party;

                                    (iii) any of the Transferred Assets or their
use;

                                    (iv) any of the Assumed Liabilities; and

                                    (v) the enforcement of their rights under
this Section 11.3.

                           (b)      Limitation.

                                    (i) Notwithstanding the foregoing, TRM and
the Purchasing Insurers shall not be liable under this Section 11.3 unless the total aggregate amount of Losses with respect to all such claims or matters exceeds $50,000 and then only to the extent of such excess. The maximum amount of TRM's and the Purchasing Insurers' collective and aggregate liability under
Section 11.3(a) shall in no event exceed the Purchase Price. Notwithstanding anything to the contrary in this Section 11.3(b), TRM's and the Purchasing Insurers' obligation to provide indemnification under Sections 11.3(a)(iii), 11.3(a)(iv) and, with respect to the foregoing, 11.3(a)(v), shall not be subject to any basket, deductible, cap or other similar limitation.

                                    (ii) Notwithstanding anything to the
contrary set forth in this Section 11.3, none of the CPRE Indemnified Parties shall be entitled to indemnification pursuant to this Section 11.3 to the extent that (a) Losses result from acts, omissions or conduct of any CPRE Indemnified Party, unless such acts, omissions or conduct were committed at the written direction of TRM or any of the Purchasing Insurers, or (b) such Loss is also a Loss for which the Purchaser Indemnified Parties are indemnified pursuant to
Section 11.2 of this Agreement. CPRE acknowledges that none of TRM, the Purchasing Insurers, or any of their Affiliates shall be deemed to have guaranteed the profitability of the Excluded Assets or any volume of sales, and no indemnification shall arise based on an assertion of such a guarantee of profitability or volume of sales.

         23.4 Inter-Party Claims. Any Party seeking indemnification pursuant to this Article 11 (the "Indemnified Party") shall notify the other Party or Parties from whom such indemnification is sought (the "Indemnifying Party") of the Indemnified Party's assertion of such claim for indemnification, specifying in reasonable detail the basis of such claim and including documents that evidence or support such claim or the act, omission or occurrence giving rise to such claim.

         23.5     Third Party Claims.

                           (a) Each Indemnified Party shall promptly notify the
Indemnifying Party of the assertion by any third party of any claim with respect to which the indemnification set forth in this Article 11 relates (which shall also constitute the notice required by Section 11.4). Failure to timely notify the Indemnifying Party shall not relieve such Person from its obligations under this Article 11, except to the extent the Indemnifying Party shall have been prejudiced by such failure. The Indemnifying Party shall have the right, upon notice to the Indemnified Party within ten business days after the receipt of any such notice, to undertake the defense of such claim with counsel of the Indemnifying Party's choice and with the cooperation of the Indemnified Parties. The Indemnifying Party shall not, without the Indemnified Party's prior written consent (which will not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in any pending or threatened claim in respect of which indemnification under this Article 11 is being sought, unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all Liability arising or resulting from such claim. The failure of the Indemnifying Party to give such notice and to undertake the defense of or to settle or compromise such a claim shall constitute a waiver of the Indemnifying Party's rights to assume the defense of such claim under this
Section 11.5(a). No Indemnified Party shall, without the Indemnifying Party's prior written consent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgments in any pending or threatened claim in respect of which indemnification under this Article 11 is being sought.

                           (b) The election by the Indemnifying Party, pursuant
to Section 11.5(a), to undertake the defense of a third party claim shall not preclude the Party against which such claim has been made also from participating or continuing to participate in such defense, so long as such Party bears its own legal fees and expenses for so doing.

         23.6 Exclusive Remedy. The Parties hereto expressly acknowledge that
(i) except as otherwise expressly provided in Sections 10.2 and 12.14, the provisions of this Article 11 shall be the sole and exclusive remedy for Losses caused as a result of any breach of any representation or warranty or any breach, nonfulfillment or default in the performance of any covenant or agreement contained in this Agreement or in any Ancillary Agreement, other than claims based on fraud, and (ii) no Indemnifying Party shall be liable for consequential, indirect, punitive or treble Losses in connection with any action, suit or proceeding brought by any Party, or for any Losses based on either the reduced current or future profitability or earnings of any transaction contemplated herein or in any Ancillary Agreement, including the Business, Transferred Assets, and Excluded Assets based on a multiple of such profitability, earnings or other factor, or reduction therein (it being understood that all Losses will for purposes of this Article 11 be determined and calculated on a direct, dollar-for-dollar basis), other than any such Losses paid to a third party in a third party claim. Any liability for indemnification hereunder will be determined without duplication of recovery by reason of the state of facts giving rise to such liability constituting a breach of more than one representation, warranty, covenant or agreement.

         23.7 Calculation of Losses. The amount of any Losses for which indemnification is provided under this Article 11 shall be net of any amounts actually recovered by the Indemnified Parties under insurance policies or other collateral sources (such as contractual indemnities of any Person that are outside of this Agreement, e.g., the Stock Purchase Agreement) or otherwise with respect to such Losses (net of any Tax or expenses incurred in connection with such recovery). Each Party will use its commercially reasonable efforts to recover under insurance policies or other collateral sources (including the Stock Purchase Agreement) for any Losses prior to seeking indemnification under this Agreement.

                                   ARTICLE 24
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         24.1 Entire Agreement. This Agreement and the Ancillary Agreements constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and supersede any and all prior oral or written understandings, agreements or negotiations, between or among the Parties with respect to the subject matter hereof and thereof. No prior writings by or among the Parties with respect to the subject matter hereof and thereof may be used by any Party in connection with the interpretation of any provision of this Agreement and the Ancillary Agreements. In the event of a conflict between this Agreement and any Exhibit or schedule, or between the provisions of this Agreement and any Ancillary Agreement, the terms of this Agreement shall control.

         24.2 Assignment; Binding Effect. This Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the Parties except as otherwise provided in this Agreement. No Party shall assign this Agreement or any rights or obligations hereunder or, except as expressly set forth in this Agreement, delegate any of their respective duties and obligations hereunder, without the prior written consent of the other Parties; provided, however, that (i) TRM and the Purchasing Insurers may assign their rights and obligations to acquire the Transferred Assets and to assume the Assumed Liabilities to any Tower Entity, and (ii) CPRE may assign its rights to receive the Purchase Price under Section 2.7(a), to any Person, in each case with prior notice to, but without obtaining the consent of, the other Parties. Any attempted assignment or delegation in violation of this Section 12.2 shall be void.

         24.3     Status of Parties.

                           (a) No Third Party Beneficiaries. This Agreement and
the Ancillary Agreements are solely among the Parties hereto, as applicable, and are not intended to create any right or legal relationship, express or implied, among the Parties or any of their respective Affiliates, officers, directors, employees, agents, Representatives, successors or permitted assigns, on the one hand, and any third party, including any Policyholder or Person covered under any Insurance Contract, on the other hand; provided, however, that the Purchaser Indemnified Parties and the CPRE Indemnified Parties are expressly intended to be third party beneficiaries under this Agreement.

                           (b) Independent Contractors. Each of the Parties and
their respective Affiliates shall be deemed to be an independent contractor as to the others for all purposes. Neither this Agreement nor the Ancillary Agreements shall be construed (i) to create the relationship of employer and employee among the Parties hereto or between any Party and any of the officers, directors, employees, or Representatives of any other Party, (ii) to create a partnership or joint venture among the Parties hereto, or (iii) to authorize any Party to act as a general or special agent of any other Party, except as may be specifically set forth herein. No Party shall in any manner be prevented or bound to refrain from engaging in any business or businesses of any kind or nature, or owning or dealing in securities of any entity or making any investments of any kind, or performing services for any other person, firm, or entity.

                           (c) Authority to Act. None of the Parties or their
respective Affiliates shall have or be deemed to have authority to act on behalf of the other Parties.

         24.4 Severability. If any provision of this Agreement is held invalid, illegal, unenforceable, or in conflict with the Applicable Law of any jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         24.5 Governing Law. This Agreement shall be construed and its provisions interpreted under and in accordance with the internal Laws of the state of New York, without giving effect to principles of conflict or choice of laws of that or any other jurisdiction.

         24.6 Waiver of Jury Trial. Subject to Section 12.14, each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby.

         24.7 Interpretation. This Agreement shall be governed by the following rules of interpretation: (a) when a reference is made in this Agreement to an Article, Section, or Exhibit, such reference shall be to an Article of, a Section of, Schedule to, or Exhibit to, this Agreement unless otherwise indicated; (b) the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (c) whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation;" (d) the words "hereof," "herein" and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement (including the Schedules and Exhibits) as a whole and not to any particular provision of this Agreement; (e) where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning;
(f) whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate; and (g) references to currency or amounts due shall mean United States dollars.

         24.8 Construction. The Parties have participated, directly or indirectly, in the negotiations and preparation of this Agreement. In no event shall this Agreement be construed more or less stringently against any Party by reason of another Party being construed as the principal drafting Party hereto.

         24.9 Transfer Taxes. TRM and the Purchasing Insurers shall be solely responsible for and pay in a timely manner all transfer, premium, sales, use, value added, stamp, documentary, gross receipts, registration, conveyance, excise, recording, license and other similar Taxes and fees, if any, arising out of, or in connection with, or attributable to the, assignment or transfer of the Transferred Assets pursuant to this Agreement or any of the Ancillary Agreements, but excluding the transactions contemplated by the Stock Purchase Agreement ("Transfer Taxes"). CPRE shall prepare and file, or cause to be prepared and filed, all Tax Returns and other documentation required with respect to the Transfer Taxes and shall present such Tax Returns to TRM for its consent. If required by Applicable Law, each of TRM and the Purchasing Insurers shall join in the execution of any such Tax Returns and other documentation as reasonably requested by CPRE.

         24.10 Communications. The Parties shall jointly agree upon press releases and agent communications to be distributed with respect to the transactions contemplated under this Agreement, except as may be required by Applicable Law.

         24.11 Notices. Except as set for in this paragraph, all notices hereunder shall be made in writing and shall be effective upon delivery, which shall be made (1) by hand delivery, (2) by registered or certified United States mail, postage prepaid with return receipt requested, (3) by a nationally-recognized overnight courier service, to the addresses set forth below, or to such other address as any Party may request by giving written notice to the other Parties. A Party may also provide notice by electronic means (such as email or facsimile) or telephone in cases when immediate notice is required so long as the Party giving notice delivers separate written notice to be delivered within 24 hours. Notices shall be made in each case to the following addresses:

If to TRM or the Purchasing Insurers:

                              Francis M. Colalucci
                              c/o Tower Group, Inc.
                              31st Floor
                              120 Broadway
                              New York, NY 10271

If to CPRE:
                              CastlePoint Reinsurance Company, Ltd.
                              Joel S. Weiner
                              Victoria Hall
                              11 Victoria Road
                              Hamilton HM 11 Bermuda

         24.12 Waiver of Compliance. The failure by any Party to insist upon strict compliance with any condition of this Agreement shall not be construed as a waiver of such condition. Waiver by one Party to this Agreement of any obligation of another Party to this Agreement must be in writing and shall not constitute a waiver of any further or other obligation of such Party.

         24.13 Expenses. TRM and the Purchasing Insurers shall pay the first $750,000 of the legal, accounting (including tax accounting) and actuarial fees and expenses payable to third party service providers of the Tower Entities and the CPRE Entities incurred in connection with the transactions contemplated by this Agreement or any of the Ancillary Agreements, as well as payment of such fees and expenses incurred by such Persons in drafting, negotiating, and closing the Stock Purchase Agreement and transactions contemplated therein and, thereafter, TRM and the Purchasing Insurers, on the one hand, and CPRE, on the other hand, shall bear one half of such fees and expenses; provided that TRM and the Purchasing Insurers shall bear 100% of any and all such expenses payable to Lazard Freres & Co. LLC, Debevoise & Plimpton LLP and Swainbrook LLC and CPRE shall bear 100% of any and all such expenses payable to Goldman, Sachs & Co., Sullivan & Cromwell LLP and Drinker Biddle & Reath LLP. All other costs and expenses incurred in connection with this Agreement, the Ancillary Agreements, or the Stock Purchase Agreement and the transactions contemplated hereby or thereby shall be paid by the Person incurring such cost or expense.

         24.14    Arbitration.

                           (a) If any dispute arises between the Parties with
reference to the formation, interpretation, performance, or breach of this Agreement or any of the Ancillary Agreements, such dispute, if not resolved by the Parties, must be submitted to non-binding mediation. If such dispute is not resolved by non-binding mediation within sixty (60) days it shall be finally settled by arbitration by a panel of three arbitrators in accordance with this
Section 12.14. Notice requesting arbitration will be in accordance with Section
12.11. The arbitration shall be conducted in accordance with the Rules of Arbitration of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Parties.

                           (b) One arbitrator shall be chosen by each Party and
the two arbitrators shall, before commencing the arbitration hearing, choose an impartial third arbitrator who shall preside at the hearing. Notwithstanding anything to the contrary set forth in this section 12.14(b), in the event that more than one of TRM and/or the Purchasing Insurers is involved in an arbitration, TRM and/or the Purchasing Insurers involved shall collectively be entitled to chose only one arbitrator. If either Party fails for any reason to appoint its arbitrator within thirty (30) days after being requested to do so by the other Party, the latter, after ten (10) days notice of its intention to do so, may appoint the second arbitrator. If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, the third arbitrator shall be selected from a list of six individuals (three named by each arbitrator) by a judge of the United States District Court for the Southern District of New York, or if that court declines to act, the state court in such area having general jurisdiction.

                           (c) All arbitrators shall be active or retired
disinterested officials of insurance or reinsurance companies not under the control or management of either Party to this Agreement or the Ancillary Agreements and will not have personal or financial interests in the result of the arbitration.

                           (d) Within thirty (30) days after notice of
appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures, and schedules for hearings.

                           (e) Arbitration shall take place in New York, New
York. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of New York without giving effect to the choice of law or conflict of law provisions of that or any other jurisdiction. The decision of any two arbitrators shall be rendered in writing and shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

                           (f) Judgment upon the award may be entered in any
court having jurisdiction thereof.

                           (g) Punitive damages will not be awarded. The
arbitrators may, however, at their discretion award such other costs and expenses as they deem appropriate, including attorneys' fees, the cost of arbitration, and arbitrators' fees, to the extent permitted by law.

                           (h) Notwithstanding anything to the contrary in this
Agreement, including the remainder of this Section 12.14, it is understood and agreed that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy and accordingly the Parties agree that in the event of any breach or threatened breach, a Party may apply to a court of competent jurisdiction for, and shall be entitled to, injunctive relief from such court, without the requirement of posting a bond or proof of the inadequacy of monetary damages, designed to cure existing breaches and to prevent a future occurrence or threatened future occurrence of like breaches of this Agreement on the part of any other Party. It is further understood and agreed that the remedies and recourses herein provided shall be in addition to, and not in lieu of, any other remedy or recourse which is available to a Party either at law or in equity in the absence of this paragraph, including the right to damages.

         24.15 Confidentiality. Except upon receipt of the prior written consent of the other Parties, each Party will hold, and will use its commercially reasonable efforts to cause its Affiliates, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliates or Representatives) all documents and information concerning any other Party or any of its Affiliates furnished to the other Parties or Representatives in connection with this Agreement or any Ancillary Agreement or the transactions contemplated herein or therein, except to the extent that such documents or information can be shown to have been (a) previously known by the Party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving Party, (c) later acquired by the receiving Party from another source if the receiving Party is not aware that such source is under an obligation or duty to the disclosing Party to keep such documents and information confidential, (d) compelled or required to be disclosed by judicial or administrative process (including in connection with obtaining the Required Approvals) or by other requirements of Applicable Law or the rules of any securities market or exchange, or (e) disclosed in an action or proceeding brought by a Party in pursuit of its rights or in the exercise of its remedies hereunder, provided that, following the Closing, the foregoing restrictions will not apply to the use by any Tower Entity of documents and information to the extent relating to the Assumed Liabilities, the Employee Group or the Transferred Assets.

         24.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each Party hereto and delivered to the other Parties hereto.

         24.17 Amendment; Modification. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Party against whom enforcement of the amendment, modification or discharge is sought.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                  CASTLEPOINT REINSURANCE COMPANY, LTD.

                                  By: /s/ Joel S. Weiner
                                      ------------------
                                  Name: Joel S. Weiner
                                  Title: Sr. V_P & CFO

                                  TOWER INSURANCE COMPANY OF NEW YORK

                                  By: /s/ Francis M. Colalucci
                                      ------------------------
                                  Name: Francis M. Colalucci
                                  Title: Sr. V_P & CFO

                                  TOWER NATIONAL INSURANCE COMPANY

                                  By: /s/ Francis M. Colalucci
                                      ------------------------
                                  Name: Francis M. Colalucci
                                  Title: Sr. V_P & CFO

                                  PRESERVER INSURANCE COMPANY

                                  By: /s/ Francis M. Colalucci
                                      ------------------------
                                  Name: Francis M. Colalucci
                                  Title: Sr. V_P & CFO

                                  MOUNTAIN VALLEY INSURANCE COMPANY

                                  By: /s/ Francis M. Colalucci
                                      ------------------------
                                  Name: Francis M. Colalucci
                                  Title: Sr. V_P & CFO

                                  NORTHEAST INSURANCE COMPANY

                                  By: /s/ Francis M. Colalucci
                                      ------------------------
                                  Name: Francis M. Colalucci
                                  Title: Sr. V_P & CFO

                                  TOWER RISK MANAGEMENT CORP.

                                  By: /s/ Francis M. Colalucci
                                      ------------------------
                                  Name: Francis M. Colalucci
                                  Title: Sr. V_P & CFO

                                    EXHIBIT A

                                 EXCLUDED ASSETS
                                 ---------------



         Cash & invested assets

         All insurance certificates of authority, qualifications, licenses, permits and authorizations issued by any Governmental Authority, which certificates of authority, qualifications, licenses, permits and authorizations are held or owned by a Selling Insurer or pursuant to which a Selling Insurer is entitled to own its assets and conduct its businesses.

         All certificates of authority, qualifications, licenses, permits and authorizations issued by any Governmental Authority ("Licenses"), which Licenses are held or owned by a member of the HIG Group other than the Selling Insurers or pursuant to which such member is entitled to own its assets and conduct its businesses; provided, however, that the Licenses shall not include those Licenses (a) to the extent required for TRM and the Purchasing Insurers to take title to the Transferred Assets or to use such assets in their respective businesses following Closing, (b) not required for such member to own its assets and conduct its business after giving effect to the transfer of the Transferred Assets to TRM and the Purchasing Insurers and other transactions contemplated by this Agreement, and (c) that may be transferred under Applicable Law.

         Accrued interest income

         Premiums receivable

         Assumed reinsurance receivable

         Deferred premiums

         Reinsurance recoverable

         Current federal income taxes

         Deferred income tax asset

         Guaranty funds receivable

         Receivable from parent, subsidiaries & affiliates

         All agreements with American Resources Insurance Company or ARIC Investment, Inc., all amounts due thereunder or in connection therewith and all rights arising therefrom, including without limitation the following:

         Bulk Quota Share Reinsurance Agreement dated July 31, 2008 by and between Kodiak Insurance Company and American Resources Insurance Company.

         Non-Solicitation Agreement dated August 13, 2008 by and among Hermitage Insurance Company, Kodiak Insurance Company, ARIC Investment, Inc. and American Resources Insurance Company.

         Interim Quota Share Reinsurance Agreement dated December 20, 2007 by and between Hermitage Insurance Company and American Resources Insurance Company.

         Service Agreement dated as of March 27, 2008 by and between American Resources Insurance Company and American Resources Insurance Consultants, LLC.



         Notwithstanding anything to the contrary in this Schedule, furniture and equipment; EDP equipment; software assets (including licenses); and real property leases are not Excluded Assets.

                                    EXHIBIT B

                          FORM OF CASTLEPOINT GUARANTY
                          ----------------------------

                                    EXHIBIT C

                             FORM OF TOWER GUARANTY
                             ----------------------

                                 Schedule 1.1(a)



         o Amended and Restated Brokerage Business Quota Share Reinsurance Agreement, effective as of April 1, 2006, among TICNY, TNIC and CP Re, as amended

         o Amended and Restated Traditional Program Business Quota Share Reinsurance Agreement, effective as of April 1, 2006, among TICNY, TNIC and CP Re, as amended

         o Amended and Restated Specialty Program Business and Insurance Risk-Sharing Business Quota Share Reinsurance Agreement, effective as of April 1, 2006, among TICNY, TNIC and CP Re, as amended

         o Aggregate Excess of Loss Agreement, dated October 1, 2007 (effective October 1, 2007), among TICNY (on behalf of itself and its pooling partner, TNIC), PIC, MVIC and NEIC and CPIC

         o Aggregate Excess of Loss Agreement, dated October 1, 2007 (effective October 1, 2007), between TICNY and CPIC

         o Property Quota Share Reinsurance Contract, dated October 15, 2007, between CP Re, as Reinsured, and TICNY, as Reinsurer

         o First Property Excess of Loss Reinsurance Agreement, dated January 1, 2008, between TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o Multi-Line Excess of Loss Reinsurance Agreement, dated January 1, 2008, among TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o First Worker's Compensation Excess of Loss Reinsurance Agreement, dated January 1 2008, between TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o Second Worker's Compensation Excess of Loss Reinsurance Agreement, dated January 1, 2008, between TICNY and/or TNIC and/or PIC and/or MVIC and/or NEIC and/or CPIC, as Reinsured, and CP Re, as Reinsurer

         o Any catastrophe premium reimbursement agreements that may be entered into between Parent and Company and/or their respective subsidiaries

         o Service and Expense Sharing Agreement, dated April 10, 2006 (April 28, 2006 with respect to TNIC), among TICNY, TNIC, TRM and CPM

         o Amended and Restated Program Management Agreement, dated as of January 1, 2007, between TICNY and CPM, as Manager

         o Service and Expense Sharing Agreement, dated January 1, 2007, between TICNY and CPM (for provision of services by CPM)

         o Service and Expense Sharing Agreement, dated January 1, 2007, between TICNY and CPM (for provision of services by TICNY)

         o        Service Agreement, dated May 1, 2007, between TRM and CPM

         o        Management Agreement, dated July 1, 2007, between CPIC and TRM